UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3614

Oppenheimer Rochester Fund Municipals

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2015

Item 1. Reports to Stockholders.

Semiannual Report 6/30/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Rochester® Fund
Municipals

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	-1.19%	-5.88%	0.11%

1-Year	3.62	-1.30	3.00

5-Year	4.31	3.30	4.50

10-Year	3.67	3.17	4.45

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Oppenheimer Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2         OPPENHEIMER ROCHESTER FUND MUNICIPALS

An Important Update

to the Fund Performance Discussion

Please note the following update from the Fund’s portfolio managers, as of August 25, 2015:

On July 6, 2015, after the end of this Fund’s reporting period, a federal appeals court affirmed the earlier federal court ruling that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act violated the U.S. Constitution and was invalid. On August 21, 2015, the Commonwealth of Puerto Rico petitioned the U.S. Supreme Court to overturn both court rulings.

Separately, of the four Puerto Rico bond issuers that had payments due on August 3, 2015, only three made their payments on time and in full. The Puerto Rico Finance Corporation (PFC) did not.

The PFC’s bond covenant called for a$58 million payment of principal and interest on August 3. Instead, a payment of $628,000 was made to PFC bondholders, a group that includes individual Americans on the mainland and in the Commonwealth; Puerto Rican credit unions, and Oppenheimer Rochester municipal bond funds and other retail municipal bond funds, among others. Prior to August 3, prices of PFC bonds fell sharply, a signal that the market had anticipated this default; as of this update, these securities continued to trade in the low teens.

As long-time investors know, net asset values (NAVs) of municipal bond funds are adjusted daily based on a third party’s pricing of all bonds in the marketplace. Thus, the NAVs of our funds, many of which have invested in the Commonwealth and its agencies and government instrumentalities, reflect all price changes. The two funds with the largest holdings in PFC bonds are Oppenheimer Rochester Limited Term New York Municipal Fund and Oppenheimer Rochester Limited Term Municipal Fund. In light of the non-payment by the PFC, investors should expect volatility in the prices of PFC bonds and other bonds issued by the Commonwealth.

We note that two issuers of revenue-backed bonds—the Puerto Rico Sales Tax Financing Corporation (COFINA) and the Puerto Rico Municipal Finance Agency (MFA)—met their August 3, 2015 debt-service obligations on time and in full.

The COFINA bonds, which are backed by sales tax revenue, are held by several of the Oppenheimer Rochester funds. The MFA bonds – which are backed by ad valorem taxes that are based on the assessed value of real estate, personal property and/or the duty levied on imported items – also paid their bondholders, including Oppenheimer Rochester funds. The legal protections

3       OPPENHEIMER ROCHESTER FUND MUNICIPALS

for the COFINA bonds and Puerto Rico’s general obligation (G.O.) debt are strong, and many of our funds have overweight positions in these bonds.

Also on August 3, 2015, the Government Development Bank for Puerto Rico (GDB) made loan payments to banks that totaled approximately $140 million.

Our shareholders should be confident that we remain ready to defend the terms of our investments’ bond indentures, and we continue to expect Puerto Rico to act within the tenets of the law, including its Constitution.

Details about this Fund’s Puerto Rico holdings and the developments affecting them during this reporting period begin on page 9 of this report.

4       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Fund Performance Discussion

As in many previous reporting periods, Oppenheimer Rochester Fund Municipals generated high levels of tax-free income for the 6 months ended June 30, 2015. The Fund’s Class A shares provided a distribution yield of 6.44% at net asset value (NAV) at the end of this reporting period. This Fund’s Class A dividend remained steady throughout this reporting period, and payouts totaled 48.6 cents. However, price reductions in the municipal bond market – particularly among sectors and securities this Fund favors – caused the Fund’s NAV to decline, and its total return followed suit: The Fund’s Class A total return was negative this reporting period despite the Fund’s steady dividend and favorable distribution yield.

MARKET OVERVIEW

Amid anticipation that the Federal Reserve would eventually adjust the Fed Funds target rate, yields on municipal bonds rose this reporting period. Speculation about rate changes has run rampant since October 2014, when the Federal Open Market Committee (FOMC) voted to end quantitative easing during the following month. During this reporting period, the market frequently moved in response to analysts’ interpretations of subtle changes in the Fed’s announcements and its officials’ statements.

Throughout this reporting period, the FOMC generally observed solid job gains, a lower unemployment rate and increases in household

The average distribution yield in Lipper’s New York Municipal Debt Funds category was 3.46% at the end of this reporting period. At 6.44%, the distribution yield at NAV for this Fund’s Class A shares was 298 basis points higher than the category average.

and business spending. The committee’s concerns about inflation and falling energy prices, among other factors, played into its decision to “maintain its existing policy of reinvesting principal payments from its holdings of agency debt and agency

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	6.44%

Dividend Yield with sales charge	6.14

Standardized Yield	6.09

Taxable Equivalent Yield	11.87

Last distribution (6/23/15)	$0.0810

Total distributions (1/1/15 to 6/30/15)	$0.4860
Endnotes for this discussion begin on page 17 of this report

5       OPPENHEIMER ROCHESTER FUND MUNICIPALS

mortgage-backed securities and rolling over maturing Treasury securities at auction.”

In a speech after the May 2015 FOMC meeting, Federal Reserve Chairman Janet Yellen said, “If the economy continues to improve as I expect, I think it will be appropriate at some point this year to take the initial step to raise the Federal Funds rate target and begin the process of normalizing monetary policy.”

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed. After the February 2015 meeting, for example, Fed officials stated that “The committee will increase the Fed Funds rate only when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.” In late April, the Fed noted a “transitory” decrease in output and employment during the first quarter of 2015 with declines in energy prices and non-energy imports keeping inflation low.

Near the end of this reporting period, the Fed observed some moderate expansion in economic activity as job gains “picked up” and housing showed “some improvement.”

With the current Fed Funds rate set between zero and 0.25% since December 2008, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The Fund’s investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income amid stable or changing market conditions.

In general, the yields on AAA-rated munis improved this reporting period as the bonds’ prices declined. As of June 30, 2015, the average yield on 30-year, AAA-rated muni bonds was 3.31%, up 26 basis points from December 31, 2014. The average yield on 10-year, AAA-rated muni bonds was 2.33% on June 30, 2015, up 26 basis points from the December 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.29%, up 10 basis points from the December 2014 date.

After several years of on-time budgets, New York State missed its budget deadline by a few hours. The $142 billion spending plan for fiscal year 2016, which was approved in the wee hours of April 1, 2015, capped spending growth at 2% for the fifth straight year and included billions of dollars for infrastructure enhancements. For example, the budget calls for an investment of $1.3 billion in the New York State Thruway system to keep tolls down while also supporting construction of the new Tappan Zee Bridge.

In addition, $5.4 billion in bank settlement funds (from foreign banks accused of misconduct) is slated to be used for economic initiatives including a variety of capital projects. More than a quarter of the

6       OPPENHEIMER ROCHESTER FUND MUNICIPALS

bank settlements are earmarked for Gov. Cuomo’s proposed Upstate Revitalization Initiative, through which seven regions will compete for funds that would strengthen “critical infrastructure” and support tourism efforts. Gov. Cuomo has allocated $500 million toward his goal of establishing statewide high-speed broadband access by the end of 2018.

Other capital-related items from financial settlement monies in the new budget include $400 million to support debt restructuring and capital projects for healthcare systems throughout the state, $250 million to build new Metro North train stations in the Bronx, Co-op City, Morris Park, Parkchester and Hunts Point, and $150 million for economic development and infrastructure projects on Long Island.

The new budget plan also calls for spending $1 billion to make infrastructure improvements in hospitals throughout the state including $700 million in capital funding for central and east Brooklyn. An additional $50 million is included to help municipalities repair and rehabilitate local roads and bridges affected by last winter’s storms. A maximum allowable deposit estimated at more than $300 million will be made to the state’s rainy day reserve fund.

In June 2015 the Dormitory Authority of the State of New York (DASNY) sold $1.17 billion in New York State Personal Income Tax Revenue Bonds. All bond proceeds will fund previously authorized capital projects, including the construction of State University of New York educational and mental health facilities, environmental infrastructure projects, and EXCEL grants for school construction.

As of June 30, 2015, New York State’s general obligation (G.O.) bonds were rated AA-plus by Standard & Poor’s and Fitch Ratings and Aa2 by Moody’s Investors Service.

New York City has projected a $3 billion surplus for fiscal year 2015, with higher than expected tax collections accounting for most of the surplus. Tax collections are now expected to reach $51 billion, 32% higher than before the recession. Strong job growth, tourism and a robust real estate market have driven tax revenues.

New York City’s $78.5 billion budget for fiscal year 2016 was announced by Mayor Bill de Blasio and the City Council late in this reporting period. The budget includes an additional $200 million in spending for 1,300 more police officers as well as programs for veterans, the aging, emergency food assistance, public schools and libraries.

In January 2015 the New York City Transitional Finance Authority issued $750 million of building aid revenue bonds. In March 2015 the New York City Municipal Water Finance Authority came to market with $475 million of fixed-rate, tax-exempt new money and refunding bonds and sold an additional $435 million in bonds in May 2015. In refundings, municipal issuers seek to reduce their debt service obligations by

7       OPPENHEIMER ROCHESTER FUND MUNICIPALS

exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates.

During this reporting period, Fitch and S&P affirmed their AA ratings for New York City’s G.O. bonds. As of June 30, 2015, Moody’s assigned an Aa2 rating to the G.O.s.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Fund Municipals held more than 725 securities as of June 30, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s New York Municipal Debt Funds category as of June 30, 2015, trailing only the distribution yield of this Fund’s Y shares. At 6.44% on that date, it was 298 basis points higher than the category average, which was 3.46%. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Additionally, for New Yorkers in the top bracket for federal and state income taxes, a taxable investment with a June 2015 yield of less than 11.87% would not have delivered as much after-tax income as the Class A shares of this Fund. For a taxable investment to have provided a greater benefit to high-income residents of New York City, it would have had to yield more than 12.45% as of June 30, 2015. Both of these examples are based on the Fund’s standardized yield at the end of this reporting period and the top 2015 federal, state and, where applicable, local income tax rates.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 8.1 cents per share throughout this reporting period. In all, the Fund distributed 48.6 cents per Class A share this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 22.1% of the Fund’s total assets (22.4% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories.

8       OPPENHEIMER ROCHESTER FUND MUNICIPALS

The Rochester Portfolio Management Team

Dan Loughran, CFA Team Leader and Senior Portfolio Manager	Scott Cottier , CFA Senior Portfolio Manager	Troy Willis, JD, CFA Senior Portfolio Manager	Mark DeMitry, CFA Senior Portfolio Manager

Michael Camarella, CFA Senior Portfolio Manager	Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Associate Portfolio Manager

Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 20.9% of the

Fund’s total assets (21.3% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco MSA and included in this Fund’s tobacco holdings. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance

9       OPPENHEIMER ROCHESTER FUND MUNICIPALS

The Rochester Credit Research Team

Rich Stein, CFA Director of Credit Research	Chris Weiler, CFA Senior Credit Analyst	Bob Bertucci, CFA Senior Credit Analyst	Angela Uttaro Senior Credit Analyst

Matt Torpey, CFA Senior Credit Analyst	René Vecka, CFA Senior Credit Analyst	Jon Hagen, CFA Senior Credit Analyst	Alen Kreso, CFA Senior Credit Analyst

Chris Meteyer Credit Analyst	Clara Sangulnetti Credit Analyst	Chad Osterhout Credit Analyst

10       OPPENHEIMER ROCHESTER FUND MUNICIPALS

electric utilities, highways and education, among other things.

During this reporting period, the government agreed to raise its sales tax rate to 11.5%, from 7.0%. By April 1, 2016, the sales tax will be replaced by a value-added tax (VAT), which is expected to lead to higher tax revenues for the Commonwealth.

News from the Commonwealth that it had once again passed a balanced budget was tempered by the sudden announcement by Governor Alejandro García Padilla in late June 2015 that Puerto Rico was not able to pay its debts. A government-commissioned study known as the Krueger Report reached a similar conclusion. Investors should note that the report is unaudited and does not compel the administration to implement the report’s recommendations.

The $9.8 billion budget for fiscal year 2016 includes approximately $1 billion to cover the Commonwealth’s G.O. debt-service obligations. Operational spending totals about $8.3 billion. The legislature also created a $275 million special fund from the Government Development Bank’s allocation to cover debt obligations and economic development. With the lowest operational spending level in at least 10 years, the budget reduces the operational budgets of most government agencies by 2% to 3% versus fiscal year 2015, which ended June 30, 2015. Nonprofits that provide essential social services had their budgets decreased by no more than 10%.

A decision that we believe has important implications for the muni industry – and our funds in particular – was announced earlier in the reporting period: On February 6, 2015, a federal judge ruled that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal funds filed suit immediately, challenging the legislation that was designed to allow PREPA (the island’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt through a process overseen by a Commonwealth court.

The forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund, was extended several times beyond March 31, 2015, its initial expiration date. In the agreement, now set to expire September 15, 2015, the bondholders have agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA had agreed to a variety of financial terms and to submit a 5-year restructuring plan. PREPA made a full $415 million bond payment at the end of this reporting period and promised to reach a comprehensive restructuring plan with its creditors by September 1, 2015. PREPA’s payment was among more than $1 billion in transfers made by Puerto Rico public entities, as

11       OPPENHEIMER ROCHESTER FUND MUNICIPALS

money came due at the start of the Commonwealth’s new fiscal year, July 1, 2015.

We are encouraged by the government’s efforts to reduce spending and increase revenue, and continue to believe the Commonwealth has the ability to meet its debt obligations, particularly if it implements certain structural reforms. We expect Puerto Rico to act within the tenets of the law, including the Commonwealth’s Constitution, and are ready to defend bondholders’ rights if necessary.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

Our investment team’s commitment to protecting the interests of our shareholders is unwavering. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. We will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely and will post information to a new, Puerto Rico-specific page on our website (oppenheimerfunds.com/ puerto_rico) and to our Twitter feed (twitter.com/RochesterFunds).

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

The Fund’s holdings in municipal bonds issued by utilities represented 13.6% of total assets (13.8% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 8.5% of total assets (8.6% of net assets), sewer utilities with 3.3% of total assets (3.3% of net assets), water utilities with 1.4% of total assets (1.5% of net assets) and gas utilities with 0.4% of total assets (0.4% of net assets) as of June 30, 2015. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include bonds issued in Guam and Puerto Rico.

The Fund’s airline holdings represented 8.0% of total assets (8.1% of net assets) as of June 30, 2015. Many of the Fund’s holdings in this sector are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance, and we believe that these bonds offer investors valuable collateral.

12       OPPENHEIMER ROCHESTER FUND MUNICIPALS

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that, like the Fund’s airline holdings, are backed by valuable collateral. Of the Fund’s total assets on June 30, 2015, 6.4% of the Fund’s total assets (6.5% of net assets) were invested in the marine/aviation facilities sector and included two bonds issued in the Northern Mariana Islands and one in Puerto Rico.

The Fund remained invested in land development (or “dirt”) bonds as of June 30, 2015, which are Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax sector represented 6.3% of total assets (6.4% of net assets) and included bonds issued in Puerto Rico.

Overall, we believe that the bonds in this sector have several appealing characteristics: The debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of this sector.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 5.9% of total assets (6.0% of net assets) as of June 30, 2015. The bonds in this sector, some of which were issued in Puerto Rico, are used to build and maintain roadways and highway amenities.

The sales tax sector represented 5.7% of the Fund’s total assets (5.8% of net assets) as of June 30, 2015. Debt-service payments on securities in this sector, including those issued in Puerto Rico, Guam and the U.S. Virgin Islands, are paid using the issuing municipality’s sales tax revenue.

G.O. securities, which are backed by the full faith and taxing authority of state and local governments, comprised 4.8% of total assets (4.9% of net assets) as of June 30, 2015. Within this sector, the Fund holds bonds issued in various U.S. municipalities, including the Commonwealth of Puerto Rico and the Northern Mariana Islands.

As of June 30, 2015, 4.7% of the Fund’s total assets (4.8% of net assets) continued to be invested in the higher education sector. The investment-grade bonds we hold in this sector, some of which were issued in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

As of June 30, 2015, the Fund was invested in the hospital/healthcare sector, which represented 3.8% of total assets (3.9% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade.

13       OPPENHEIMER ROCHESTER FUND MUNICIPALS

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally

Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of June 30, 2015, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

14       OPPENHEIMER ROCHESTER FUND MUNICIPALS

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

15       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	22.1%
Electric Utilities	8 .5
Airlines	8 .0
Marine/Aviation Facilities	6 .4
Special Tax	6 .3
Highways/Commuter Facilities	5 .9
Sales Tax Revenue	5 .7
General Obligation	4 .8
Higher Education	4 .7
Hospital/Healthcare	3 .8

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on net assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	1.6%	0.2%	1.8%
AA	21.0	0.7	21.7
A	10.9	0.5	11.4
BBB	8.1	13.2	21.3
BB or lower	40.9	2.9	43.8
Total	82.5%	17.5%	100.0%

The percentages above are based on the market value of the securities as of June 30, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

16       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Performance

DISTRIBUTION YIELDS

As of 6/30/15

	Without Sales Charge	With Sales Charge
Class A	6.44%	6.14%
Class B	5.66	N/A
Class C	5.67	N/A
Class Y	6.58	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 6/30/15

Class A	6.09%
Class B	5.51
Class C	5.51
Class Y	6.56

TAXABLE EQUIVALENT YIELDS

As of 6/30/15

Class A	11.87%
Class B	10.74
Class C	10.74
Class Y	12.79

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (RMUNX)	5/15/86	-1.19%	3.62%	4.31%	3.67%	6.23%
Class B (RMUBX)	3/17/97	-1.61	2.74	3.37	3.11	4.68
Class C (RMUCX)	3/17/97	-1.60	2.76	3.43	2.78	4.07
Class Y (RMUYX)	4/28/00	-1.11	3.77	4.46	3.82	5.29

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (RMUNX)	5/15/86	-5.88%	-1.30%	3.30%	3.17%	6.05%
Class B (RMUBX)	3/17/97	-6.39	-2.12	3.05	3.11	4.68
Class C (RMUCX)	3/17/97	-2.56	1.78	3.43	2.78	4.07
Class Y (RMUYX)	4/28/00	-1.11	3.77	4.46	3.82	5.29

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and

17       OPPENHEIMER ROCHESTER FUND MUNICIPALS

the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5- year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.081 for the 28-day accrual period ended June 23, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on June 23, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0710, $0.0711 and $0.0827, respectively, for the 28-day accrual period ended June 23, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended June 30, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s New York Municipal Debt Funds category is based on 100 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the top combined federal and New York 2015 tax rate of 48.7%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading

18       OPPENHEIMER ROCHESTER FUND MUNICIPALS

underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

19       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Actual	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During 6 Months Ended June 30, 2015
Class A	$ 1,000.00	$ 988.10	$ 4.15
Class B	1,000.00	983.90	8.40
Class C	1,000.00	984.00	8.35
Class Y	1,000.00	988.90	3.41

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.63	4.22
Class B	1,000.00	1,016.36	8.53
Class C	1,000.00	1,016.41	8.48
Class Y	1,000.00	1,021.37	3.46

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2015 are as follows:

Class	Expense Ratios
Class A	0.84%
Class B	1.70
Class C	1.69
Class Y	0.69

21       OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

Principal Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—109.2%
New York—83.8%
$ 605,000	Albany County, NY IDA (Wildwood Programs)[1]	4.900%		07/01/2021	$606,785
8,165,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.875		07/01/2041	8,961,169
1,315,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625		07/01/2031	1,437,203
1,525,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.375		07/01/2026	1,679,467
1,420,000	Albany, NY Hsg. Authority (Lark Drive)[1]	5.500		12/01/2028	1,421,718
550,000	Albany, NY IDA (Albany Rehabilitation)[1]	8.375		06/01/2023	551,023
1,350,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2032	1,158,583
900,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2037	739,350
3,125,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2027	2,831,969
1,760,000	Albany, NY IDA (Sage Colleges)[1]	5.300		04/01/2029	1,647,131
985,000	Albany, NY Parking Authority	7.242	[2]	11/01/2017	888,470
4,740,000	Amherst, NY IDA (Beechwood Health Care Center)[1]	5.200		01/01/2040	4,781,475
420,000	Blauvelt, NY Volunteer Fire Company	6.250		10/15/2017	420,676
2,735,000	Brookhaven, NY IDA (Enecon Corp.)[1]	6.300		11/01/2033	2,676,580
1,435,000	Brookhaven, NY IDA (Stony Brook Foundation)[1]	6.500		11/01/2020	1,447,427
1,770,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.375		10/01/2041	1,941,955
870,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	6.000		10/01/2031	1,016,934
500,000	Buffalo & Erie County, NY Industrial Land Devel. (CathHS/KMHosp/SOCHOB Obligated Group)[1]	5.250		07/01/2035	550,025
210,000	Buffalo, NY Municipal Water Finance Authority[1]	5.000		07/01/2031	236,960
245,000	Buffalo, NY Municipal Water Finance Authority[1]	5.000		07/01/2032	275,130
300,000	Buffalo, NY Municipal Water Finance Authority[1]	5.000		07/01/2029	342,327
150,000	Buffalo, NY Municipal Water Finance Authority[1]	5.000		07/01/2030	169,935
500,000	Build NYC Resource Corp. (New York Methodist Hospital)[1]	5.000		07/01/2030	550,995
3,250,000	Build NYC Resource Corp. (Pratt Paper)[1]	5.000		01/01/2035	3,442,855
1,500,000	Build NYC Resource Corp. (Pratt Paper)[1]	4.500		01/01/2025	1,591,080
860,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000		08/01/2032	938,621
3,000,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)[1]	5.750		11/01/2030	3,045,120
1,000,000	Canton, NY Resource Corp. Student Hsg. Facility (Grasse River-SUNY Canton)[1]	5.000		05/01/2040	1,073,610
250,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000		05/01/2039	261,242
200,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000		05/01/2034	212,914
830,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.450		09/15/2019	831,046
105,000	Chautauqua, NY Utility District[1]	5.000		06/01/2025	106,814
95,000	Chautauqua, NY Utility District[1]	5.000		06/01/2023	96,795
1,515,000	Chemung County, NY IDA (Hathorn Redevel. Company)[1]	5.000		07/01/2033	1,516,863

22       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value

New York (Continued)
$ 740,000	Chemung County, NY IDA (Hathorn Redevel. Company)	4.850%		07/01/2023	$742,435
1,310,000	Clifton Springs, NY Hospital & Clinic[1]	8.000		01/01/2020	1,311,991
650,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.750		07/01/2040	730,535
1,000,000	Dutchess County, NY Water & Wastewater Authority	5.400[2]		06/01/2027	693,720
1,970,000	East Rochester, NY Hsg. Authority (Jefferson Park Apartments)[1]	6.750		03/01/2030	1,972,147
2,460,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.500		08/01/2033	2,493,259
2,605,000	Elmira, NY Hsg. Authority (Eastgate Apartments)[1]	6.250		06/01/2044	2,546,935
2,015,000	Erie County, NY IDA (Buffalo City School District)[1]	5.750		05/01/2022	2,202,576
7,050,000	Erie County, NY IDA (Charter School Applied Tech)[1]	6.875		06/01/2035	7,190,154
2,845,000	Erie County, NY IDA (Global Concepts Charter School)[1]	6.250		10/01/2037	2,974,874
715,000	Erie County, NY IDA (The Episcopal Church Home)[1]	6.000		02/01/2028	716,072
194,300,000	Erie County, NY Tobacco Asset Securitization Corp.	7.196	[2]	06/01/2055	1,488,338
1,024,000,000	Erie County, NY Tobacco Asset Securitization Corp.	7.650	[2]	06/01/2060	3,512,320
25,330,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2038	23,847,182
93,000,000	Erie County, NY Tobacco Asset Securitization Corp.	6.140	[2]	06/01/2047	4,601,640
135,450,000	Erie County, NY Tobacco Asset Securitization Corp.	6.488	[2]	06/01/2050	2,840,386
1,410,000	Essex County, NY IDA (International Paper Company)[1]	4.600		03/01/2027	1,425,848
1,500,000	Essex County, NY IDA (International Paper Company)[1]	6.625		09/01/2032	1,678,830
1,100,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.300		06/01/2035	1,101,265
410,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	410,668
975,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.000		06/01/2020	977,203
1,235,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	1,237,013
320,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.000		06/01/2020	320,723
185,000	Fishkill, NY GO1	5.000		04/15/2029	185,311
900,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	901,467
300,000	Franklin County, NY Solid Waste Management Authority[1]	5.000		06/01/2025	326,067

23       OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

New York (Continued)
$ 55,000	Genesee County, NY IDA (United Memorial Medical Center)	5.000%	12/01/2032	$55,032
100,000	Glens Falls, NY GO1	6.000	02/01/2040	110,696
1,945,000	Hempstead, NY IDA (Adelphi University)[1]	5.000	10/01/2030	1,968,476
1,250,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2039	1,332,037
1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2044	1,058,690
1,700,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2029	1,857,012
1,500,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2034	1,615,995
34,450,000	Hudson Yards, NY Infrastructure Corp.[1]	5.750	02/15/2047	39,068,367
4,840,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000	02/15/2047	5,081,177
10,475,000	L.I., NY Power Authority, Series A1	5.750	04/01/2039	11,775,890
14,530,000	L.I., NY Power Authority, Series A1	5.000	09/01/2044	15,728,144
12,315,000	L.I., NY Power Authority, Series A1	5.000	09/01/2039	13,429,631
3,400,000	L.I., NY Power Authority, Series A1	5.000	05/01/2036	3,738,504
20,000,000	L.I., NY Power Authority, Series A	5.000	09/01/2042	21,415,000
29,735,000	L.I., NY Power Authority, Series A	5.000	09/01/2037	32,070,684
65,000	L.I., NY Power Authority, Series B1	5.000	12/01/2035	67,202
1,900,000	L.I., NY Power Authority, Series B1	5.750	04/01/2033	2,144,910
7,000,000	L.I., NY Power Authority, Series B	5.000	09/01/2029	7,711,690
455,000	Lockport City, NY GO1	5.000	10/15/2021	503,999
435,000	Lockport City, NY GO1	5.000	10/15/2020	480,183
480,000	Lockport City, NY GO1	5.000	10/15/2022	529,363
530,000	Lockport City, NY GO1	5.000	10/15/2024	579,163
505,000	Lockport City, NY GO1	5.000	10/15/2023	556,232
100,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000	06/01/2033	102,713
5,300,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000	06/01/2040	5,417,395
860,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2028	867,078
1,100,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2032	1,106,578
570,000	Middletown, NY IDA (Flanagan Design & Display)[3]	7.500	11/01/2018	350,000
2,360,000	Monroe County, NY IDA (Parma Senior Hsg. Assoc.)[1]	6.500	12/01/2042	2,405,170
1,500,000	Monroe County, NY IDA (Rochester Schools Modernization)[1]	5.000	05/01/2031	1,724,865
1,000,000	Monroe County, NY IDA (Rochester Schools Modernization)[1]	5.000	05/01/2030	1,154,480
2,345,000	Monroe County, NY IDA (Summit at Brighton)[1]	5.375	07/01/2032	1,683,944
3,660,000	Monroe County, NY IDA (Summit at Brighton)[1]	5.500	07/01/2027	2,918,960
2,765,000	Monroe County, NY IDA (Volunteers of America)[1]	5.750	08/01/2028	2,705,221
375,000	Monroe County, NY IDA (Volunteers of America)[1]	5.700	08/01/2018	374,141
850,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000	01/15/2038	927,681

24       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value

New York (Continued)
$ 850,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000%		10/01/2026	$918,527
1,840,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.500		10/01/2041	1,973,345
500,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.250		10/01/2031	535,385
500,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000		06/01/2029	547,395
960,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.500		06/01/2034	1,077,821
1,495,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2034	1,656,146
1,515,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000		06/01/2044	1,584,826
850,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.625		06/01/2026	944,996
15,100,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[1]	5.750		08/15/2035	17,799,729
1,000,000	Monroe County, NY Industrial Devel. Corp. (University of Rochester)[1]	5.000		07/01/2033	1,137,890
1,500,000	Monroe County, NY Industrial Devel. Corp. (University of Rochester)[1]	5.000		07/01/2032	1,713,690
650,000,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.701	[2]	06/01/2061	2,177,500
580,000	Monroe, NY Newpower Corp[1]	5.625		01/01/2026	583,938
2,305,000	Monroe, NY Newpower Corp.[1]	5.500		01/01/2034	2,316,732
700,000	Mount Vernon, NY IDA (Kings Court)[1]	5.200		12/01/2033	702,863
1,200,000	Mount Vernon, NY IDA (Meadowview)[1]	6.150		06/01/2019	1,202,436
2,600,000	Mount Vernon, NY IDA (Meadowview)[1]	6.200		06/01/2029	2,602,392
1,218,573	Municipal Assistance Corp. for Troy, NY	5.741	[2]	01/15/2022	1,040,686
802,824	Municipal Assistance Corp. for Troy, NY	5.733	[2]	07/15/2021	700,504
7,045,000	Nassau County, NY GO1,4	5.000		04/01/2032	7,801,844
6,475,000	Nassau County, NY GO1,4	5.000		04/01/2031	7,201,495
4,025,000	Nassau County, NY GO1,4	5.000		04/01/2030	4,492,665
415,000	Nassau County, NY IDA (ACDS)[1]	5.950		11/01/2022	415,386
215,000	Nassau County, NY IDA (ALIA-HH)[1]	7.125		06/01/2017	215,226
165,000	Nassau County, NY IDA (ALIA-HHS)[1]	7.125		06/01/2017	165,173
5,823,750	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.700		01/01/2049	5,717,059
2,101,661	Nassau County, NY IDA (Amsterdam at Harborside)[3]	2.000		01/01/2049	110,127
3,410,000	Nassau County, NY IDA (CSMR)[1]	5.950		11/01/2022	3,413,171
405,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)[1]	5.950		11/01/2022	405,377
1,660,000	Nassau County, NY IDA (Hispanic Counseling Center)[1]	6.500		11/01/2037	1,652,181
3,150,000	Nassau County, NY IDA (Keyspan-Glenwood Energy Center)	5.250		06/01/2027	3,162,379
445,000	Nassau County, NY IDA (Life’s WORCA)[1]	5.950		11/01/2022	445,414
3,535,000	Nassau County, NY IDA (New York Water Service Corp.)[1]	5.000		12/01/2035	3,586,788

25       OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

New York (Continued)
$ 735,000	Nassau County, NY IDA (PLUS Group Home)[1]	6.150%		11/01/2022	$741,740
345,000	Nassau County, NY IDA, Series A-A1	6.000		06/01/2021	348,547
4,200,000	Nassau County, NY IDA, Series A-B1	6.000		06/01/2021	4,243,176
410,000	Nassau County, NY IDA, Series A-C1	6.000		06/01/2021	414,215
450,000	Nassau County, NY IDA, Series A-D1	6.000		06/01/2021	454,626
300,000	Nassau County, NY Local Economic Assistance Corp. (CHSLI / SCSMC / CHS / SANC / SAR / SJRNC / SJR / VMNRC / CHFTEH / VMHCS / CHHSB Obligated Group)[1]	5.000		07/01/2033	328,308
40,000,000	Nassau County, NY Tobacco Settlement Corp.	7.351	[2]	06/01/2060	137,200
1,055,215,000	Nassau County, NY Tobacco Settlement Corp.	6.537	[2]	06/01/2060	4,442,455
105,975,000	Nassau County, NY Tobacco Settlement Corp.	6.221	[2]	06/01/2046	3,141,099
20,000,000	Nassau County, NY Tobacco Settlement Corp.	5.820	[2]	06/01/2046	644,200
122,875,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.125		06/01/2046	100,055,884
22,780,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.000		06/01/2035	19,499,908
3,670,000	New Rochelle, NY IDA (Soundview Apartments)[1]	5.375		04/01/2036	3,682,662
1,200,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	1,201,836
125,000	Niagara Falls, NY Public Water Authority[1]	5.500		07/15/2034	125,185
850,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2042	890,511
500,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2035	529,930
2,055,000	North Tonawanda, NY HDC (Bishop Gibbons Associates)[1]	7.375		12/15/2021	2,368,346
6,245,000	NY Counties Tobacco Trust I	6.500		06/01/2035	6,244,500
19,230,000	NY Counties Tobacco Trust I1	6.625		06/01/2042	19,227,885
3,175,000	NY Counties Tobacco Trust I1	6.250		06/01/2028	3,174,746
53,880,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	54,284,639
29,705,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	29,743,914
245,000	NY Counties Tobacco Trust III	6.000		06/01/2043	244,988
608,700,000	NY Counties Tobacco Trust IV	6.816	[2]	06/01/2060	2,087,841
131,335,000	NY Counties Tobacco Trust IV	5.920	[2]	06/01/2050	2,761,975
7,000,000	NY Counties Tobacco Trust IV1	5.000		06/01/2038	5,929,980
304,690,000	NY Counties Tobacco Trust IV	6.395	[2]	06/01/2055	3,570,967
52,535,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2042	44,717,792
38,275,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2045	31,912,929
596,125,000	NY Counties Tobacco Trust V	6.211	[2]	06/01/2050	14,169,891
3,179,100,000	NY Counties Tobacco Trust V	7.850	[2]	06/01/2060	11,762,670
643,195,000	NY Counties Tobacco Trust V	6.850	[2]	06/01/2055	6,496,270
62,345,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[5]	5.625		01/15/2046	70,237,712
15,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[5]	5.125		01/15/2044	16,614,450
2,199,995	NY Liberty Devel. Corp. (National Sports Museum)[3]	6.125		02/15/2019	22
6,800,000	NY MTA, Series A1	5.250		11/15/2038	7,689,576
795,000	NY MTA, Series A1	5.000		11/15/2025	914,854
1,980,000	NY MTA, Series A1	5.000		11/15/2025	2,103,512
5,900,000	NY MTA, Series A	5.000		11/15/2029	6,695,438

26       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value

New York (Continued)
$ 500,000	NY MTA, Series A	5.000%	11/15/2026	$574,720
500,000	NY MTA, Series A	5.000	11/15/2027	572,210
5,135,000	NY MTA, Series B1	5.250	11/15/2039	5,798,545
1,545,000	NY MTA, Series B1	5.000	11/15/2021	1,690,369
4,035,000	NY MTA, Series B1	5.000	11/15/2029	4,378,903
5,985,000	NY MTA, Series B1	5.000	11/15/2024	6,539,211
4,000,000	NY MTA, Series C	5.000	11/15/2038	4,395,280
1,100,000	NY MTA, Series D	5.250	11/15/2030	1,274,988
2,525,000	NY MTA, Series D	5.000	11/15/2024	2,758,815
1,100,000	NY MTA, Series D	5.250	11/15/2032	1,262,734
1,100,000	NY MTA, Series D	5.250	11/15/2033	1,259,258
10,000,000	NY MTA, Series D	5.000	11/15/2027	11,333,900
27,675,000	NY MTA, Series D	5.000	11/15/2030	31,622,562
2,150,000	NY MTA, Series D	5.000	11/15/2032	2,411,676
8,385,000	NY MTA, Series D1	5.000	11/15/2023	9,161,451
1,225,000	NY MTA, Series D1	5.250	11/15/2034	1,392,433
585,000	NY MTA, Series D	5.250	11/15/2027	685,959
1,375,000	NY MTA, Series D	5.250	11/15/2026	1,617,481
690,000	NY MTA, Series D	5.250	11/15/2028	805,658
1,100,000	NY MTA, Series D	5.250	11/15/2029	1,280,279
1,100,000	NY MTA, Series D	5.250	11/15/2031	1,270,599
3,500,000	NY MTA, Series D-1	5.000	11/01/2028	4,024,825
8,000,000	NY MTA, Series D-1	5.000	11/01/2027	9,239,840
61,110,000	NY MTA, Series F1	5.000	11/15/2030	69,826,730
6,700,000	NY MTA, Series F1	5.000	11/15/2030	6,808,540
16,845,000	NY MTA, Series F1	5.000	11/15/2027	19,465,408
2,100,000	NY MTA, Series H1	5.000	11/15/2033	2,347,968
5,000,000	NY MTA, Series H1	5.000	11/15/2030	5,713,200
3,000,000	NY MTA, Series H1	5.000	11/15/2025	3,528,150
2,340,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.000	06/01/2022	2,524,837
400,000	NY Triborough Bridge & Tunnel Authority	5.000	11/15/2028	469,240
3,200,000	NY Triborough Bridge & Tunnel Authority	5.000	11/15/2029	3,620,640
2,100,000	NY Triborough Bridge & Tunnel Authority	5.000	11/15/2030	2,412,648
303,515,000	NY TSASC, Inc. (TFABs)[1]	5.125	06/01/2042	260,692,069
250,510,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2034	225,769,632
5,000,000	NYC GO1	5.000	08/01/2029	5,634,850
3,000,000	NYC GO1	5.000	08/01/2029	3,407,010
3,800,000	NYC GO1	5.000	08/01/2035	4,258,204
350,000	NYC GO	5.000	10/01/2030	397,751
1,915,000	NYC GO	5.000	10/01/2034	2,150,947
3,300,000	NYC GO1	5.000	10/01/2033	3,713,424
2,500,000	NYC GO1	5.000	10/01/2029	2,846,325
45,000	NYC GO1	6.250	12/15/2031	52,668
235,000	NYC GO1	5.000	08/01/2030	235,961
5,135,000	NYC GO	5.000	10/01/2032	5,785,450
10,495,000	NYC GO1	5.000	06/01/2034	11,993,581
10,000,000	NYC GO1	5.000	06/01/2035	11,409,700
5,760,000	NYC GO	5.000	08/01/2031	6,486,336
2,010,000	NYC GO1	5.000	08/01/2025	2,018,241
1,955,000	NYC GO1	6.250	12/15/2031	2,298,318

27       OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

New York (Continued)
$ 8,750,000	NYC GO	5.000%		03/01/2033	$9,813,213
10,000	NYC GO	5.500		11/15/2037	10,042
5,000	NYC GO1	7.750		08/15/2028	5,045
5,000	NYC GO	5.320	[6]	01/15/2028	5,020
585,000	NYC GO5	5.000		08/01/2035	587,205
7,330,000	NYC GO5	5.000		08/01/2030	7,358,734
230,000	NYC GO	5.250		06/01/2027	230,938
10,000,000	NYC GO5	5.000		10/01/2034	11,259,000
3,640,000	NYC GO5	5.000		08/01/2035	3,653,717
20,000,000	NYC GO5	5.250		03/01/2021	22,681,000
380,000	NYC GO	5.375		06/01/2032	381,554
1,340,000	NYC GO1	5.000		05/15/2036	1,496,807
5,395,000	NYC GO ROLs[8]	18.374	[9]	5/15/2036	7,920,292
875,000	NYC GO ROLs[8]	18.498	[9]	5/15/2033	1,290,135
1,475,000	NYC GO ROLs[8]	18.483	[9]	5/15/2031	2,186,304
5,140,000	NYC HDC (Multifamily Hsg.)[1]	5.350		11/01/2037	5,262,435
7,205,000	NYC HDC (Multifamily Hsg.)[1]	5.250		11/01/2045	7,317,182
3,735,000	NYC HDC (Multifamily Hsg.)[1]	5.450		11/01/2040	3,828,002
2,670,000	NYC HDC (Multifamily Hsg.)[1]	5.450		11/01/2046	2,705,111
780,000	NYC HDC (Multifamily Hsg.)[1]	5.000		11/01/2030	796,442
1,675,000	NYC HDC (Multifamily Hsg.)[1]	5.200		11/01/2035	1,704,061
1,215,000	NYC HDC (Multifamily Hsg.)[1]	5.350		05/01/2041	1,247,307
25,000	NYC HDC (Multifamily Hsg.)[1]	5.550		11/01/2039	26,552
5,100,000	NYC HDC (Multifamily Hsg.)[1]	5.150		11/01/2037	5,179,509
890,000	NYC HDC (Multifamily Hsg.)[1]	4.950		11/01/2039	918,471
8,035,000	NYC HDC (Multifamily Hsg.)[5]	5.200		11/01/2040	8,157,337
10,910,000	NYC HDC (Multifamily Hsg.)[5]	5.700		11/01/2046	11,595,448
3,500,000	NYC HDC (Multifamily Hsg.)[5]	5.000		11/01/2037	3,508,190
3,000,000	NYC HDC (Multifamily Hsg.)[5]	5.125		11/01/2032	3,051,150
2,435,000	NYC HDC (Multifamily Hsg.)[5]	5.100		11/01/2027	2,527,965
4,685,000	NYC HDC (Multifamily Hsg.)[5]	5.050		11/01/2039	4,696,372
2,840,000	NYC HDC (Multifamily Hsg.)[5]	5.550		11/01/2039	3,016,336
3,090,000	NYC HDC (Multifamily Hsg.)[5]	5.500		11/01/2034	3,379,563
45,000	NYC HDC (Multifamily Hsg.), Series A1	5.500		11/01/2034	45,118
28,735,000	NYC HDC (Multifamily Hsg.), Series B5	5.350		05/01/2049	29,221,292
8,365,000	NYC HDC (Multifamily Hsg.), Series C5	5.125		05/01/2040	8,385,984
11,250,000	NYC HDC (Multifamily Hsg.), Series C5	5.050		11/01/2036	11,301,222
13,180,000	NYC HDC (Multifamily Hsg.), Series G-1[5]	4.875		11/01/2039	13,240,009
2,750,000	NYC HDC, Series C5	5.000		11/01/2026	2,762,540
940,000	NYC IDA (Allied Metal)[1]	7.125		12/01/2027	925,129
1,905,000	NYC IDA (Amboy Properties)[1]	6.750		06/01/2020	1,870,081
338,060,000	NYC IDA (American Airlines)[1]	8.500		08/01/2028	341,825,988
18,200,000	NYC IDA (American Airlines)[1]	7.625		08/01/2025	19,504,394
200,000	NYC IDA (American Airlines)[1]	7.500		08/01/2016	208,194
39,860,000	NYC IDA (American Airlines)[1]	8.000		08/01/2028	42,877,003
59,350,000	NYC IDA (American Airlines)[1]	7.750		08/01/2031	63,513,403
365,000	NYC IDA (Atlantic Veal & Lamb)	8.375		12/01/2016	365,299
97,130,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.650		10/01/2028	80,069,116

28       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value

New York (Continued)
$ 22,255,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	6.200%		10/01/2022	$21,029,417
153,620,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.750		10/01/2036	124,501,329
2,895,000	NYC IDA (Center for Elimination of Family Violence)[1]	7.375		11/01/2036	2,986,077
13,300,000	NYC IDA (Center for Nursing/Rehabilitation)[1]	5.375		08/01/2027	12,311,544
3,400,000	NYC IDA (Center for Nursing/Rehabilitation)[1]	5.375		08/01/2027	3,147,312
18,000,000	NYC IDA (Chapin School)[1]	5.000		11/01/2038	18,232,740
280,000	NYC IDA (Community Resource Center for the Developmentally Disabled)[1]	5.250		07/01/2022	266,720
1,490,000	NYC IDA (Comprehensive Care Management)	6.000		05/01/2026	1,564,411
3,145,000	NYC IDA (Comprehensive Care Management)	6.125		11/01/2035	3,148,522
470,000	NYC IDA (Comprehensive Care Management)	7.875		12/01/2016	471,640
3,245,000	NYC IDA (Comprehensive Care Management)[1]	6.375		11/01/2028	3,249,997
1,285,000	NYC IDA (Comprehensive Care Management)[1]	6.375		11/01/2028	1,286,902
620,000	NYC IDA (Cool Wind Ventilation)[1]	5.450		11/01/2017	616,745
5,685,000	NYC IDA (Cool Wind Ventilation)[1]	6.075		11/01/2027	5,440,488
555,000	NYC IDA (Cool Wind Ventilation)[1]	5.450		11/01/2017	552,086
280,000	NYC IDA (EIISFAC/SFUMP/YAI/AFSFBM/SNP Obligated Group)[1]	4.750		07/01/2020	272,423
2,670,000	NYC IDA (Gourmet Boutique)[1]	5.750		05/01/2021	1,941,517
7,290,000	NYC IDA (Guttmacher Institute)[1]	5.750		12/01/2036	7,327,689
600,000	NYC IDA (Independent Living Assoc.)[1]	6.200		07/01/2020	606,180
2,140,000	NYC IDA (Liberty-IAC/Interactive Corp.)[1]	5.000		09/01/2035	2,145,500
3,745,000	NYC IDA (Manhattan Community Access Corp.)[1]	6.000		12/01/2036	3,799,527
9,175,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375		11/01/2038	9,413,275
1,895,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375		11/01/2038	1,944,213
13,890,000	NYC IDA (MediSys Health Network)[1]	6.250		03/15/2024	13,223,558
6,800,000	NYC IDA (Reece School)[1]	7.500		12/01/2037	7,069,484
1,000,000	NYC IDA (Roundabout Theatre)[1]	5.000		10/01/2023	984,330
2,370,000	NYC IDA (Sahadi Fine Foods)[1]	6.750		11/01/2019	2,373,057
185,000	NYC IDA (Samaritan Aids Services)[1]	5.000		11/01/2024	185,357
145,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	7.875		08/01/2025	145,080
455,000	NYC IDA (Special Needs Facilities Pooled Program)[1,4]	6.650		07/01/2023	456,147
1,275,000	NYC IDA (Streamline Plastics)	8.125		12/01/2025	1,275,217
80,000	NYC IDA (Streamline Plastics)	7.750		12/01/2015	80,033
6,808,500	NYC IDA (Studio School)[3]	7.000		11/01/2038	5,306,000
1,500,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	[10]	01/01/2021	1,537,080
380,000	NYC IDA (The Bank Street College)[1]	5.250		12/01/2021	380,779
1,000,000	NYC IDA (The Bank Street College)[1]	5.250		12/01/2030	1,001,070
8,600,000	NYC IDA (The Child School)[1]	7.550		06/01/2033	8,635,260
3,475,000	NYC IDA (Therapy & Learning Center)[1]	8.250		09/01/2031	3,477,328
32,040,000	NYC IDA (UNICEF)[1]	5.300		11/01/2038	32,313,942
5,000,000	NYC IDA (United Jewish Appeal-Federal Jewish Philanthropies)	5.000		07/01/2034	5,540,050
3,515,000	NYC IDA (Urban Resource Institute)[1]	7.375		11/01/2033	3,519,991

29       OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$ 1,075,000	NYC IDA (W & W Jewelers)[1]	8.250%	02/01/2021	$1,075,355
2,900,000	NYC IDA (Weizmann Institute)[1]	5.900	11/01/2034	2,923,983
5,930,000	NYC IDA (Weizmann Institute)[1]	5.900	11/01/2034	5,978,033
855,000	NYC IDA (World Casing Corp.)[1]	6.700	11/01/2019	845,920
335,000	NYC IDA (YAI/SFTU Obligated Group)[1]	5.000	07/01/2026	330,930
6,800,000	NYC IDA (Yankee Stadium)[1,11]	0.640	03/01/2022	6,432,256
100,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2031	102,359
70,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2036	72,697
18,110,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2046	18,450,830
16,500,000	NYC IDA (Yankee Stadium)[1]	7.000	03/01/2049	19,525,605
24,270,000	NYC IDA (Yeled Yalda Early Childhood)[1]	5.725	11/01/2037	24,437,948
1,000,000	NYC Municipal Water Finance Authority	5.625	06/15/2027	1,136,120
6,265,000	NYC Municipal Water Finance Authority[1]	5.750	06/15/2040	7,042,487
6,115,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2036	6,877,602
7,525,000	NYC Municipal Water Finance Authority[1]	5.250	06/15/2040	8,521,235
335,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2037	368,607
21,570,000	NYC Municipal Water Finance Authority[5]	5.375	06/15/2043	25,164,850
8,950,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2031	10,207,207
7,405,000	NYC Municipal Water Finance Authority[1]	5.250	06/15/2044	8,286,565
31,750,000	NYC Municipal Water Finance Authority[5]	5.500	06/15/2043	37,334,494
5,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2036	5,623,550
900,000	NYC Municipal Water Finance Authority[1]	5.625	06/15/2027	1,017,828
700,000	NYC Transitional Finance Authority[1]	5.125	01/15/2034	775,117
25,000,000	NYC Transitional Finance Authority (Building Aid)[5]	5.000	07/15/2037	27,642,500
6,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2034	7,366,775
10,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2043	11,646,705
5,065,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2035	5,718,385
15,000,000	NYC Transitional Finance Authority (Building Aid)[5]	5.250	07/15/2037	16,987,500
10,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2040	11,143,300
8,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2034	9,113,920
6,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2036	6,786,240
1,700,000	NYC Transitional Finance Authority (Building Aid)[1]	5.500	01/15/2039	1,934,141
5,405,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2035	6,132,945
3,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2030	3,447,630
5,410,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2040	5,958,195
7,575,000	NYC Transitional Finance Authority (Future Tax)[1]	5.500	11/01/2035	8,931,228
8,190,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2035	9,164,692
2,400,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250	02/01/2030	2,797,032
20,335,000	NYC Transitional Finance Authority (Future Tax)[5]	5.000	02/01/2030	23,112,529

30        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$ 15,000,000	NYC Transitional Finance Authority (Future Tax)[5]	5.000%	05/01/2034	$16,895,550
3,600,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2030	3,663,180
1,845,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2035	1,874,336
42,415,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2044	43,089,399
5,225,000	NYS DA (ALIA-PSCH)[1]	6.175	12/01/2031	5,192,710
5,645,000	NYS DA (ALIA-PSCH)[1]	4.800	12/01/2023	5,641,782
11,920,000	NYS DA (ALIA-PSCH)[1]	5.350	12/01/2035	11,919,762
850,000	NYS DA (Brooklyn Law School)	5.000	07/01/2027	929,696
430,000	NYS DA (Brooklyn Law School)	5.000	07/01/2030	463,656
850,000	NYS DA (Brooklyn Law School)	5.000	07/01/2028	924,460
430,000	NYS DA (Brooklyn Law School)	5.000	07/01/2029	465,312
975,000	NYS DA (Cabrini of Westchester)[1]	5.200	02/15/2041	1,053,858
500,000	NYS DA (Catholic Health System)	5.000	07/01/2032	538,340
260,000	NYS DA (Catholic Health System)	5.000	07/01/2032	279,937
300,000	NYS DA (Culinary Institute of America)	5.000	07/01/2034	321,762
200,000	NYS DA (Fordham University)[1]	5.000	07/01/2030	224,308
285,000	NYS DA (Fordham University)[1]	5.000	07/01/2038	311,414
5,600,000	NYS DA (Interagency Council)[1,4]	7.000	07/01/2035	7,033,824
3,000,000	NYS DA (Iona College)	5.000	07/01/2032	3,191,070
3,490,000	NYS DA (Manhattan College)[1]	5.300	07/01/2037	3,569,398
18,230,000	NYS DA (Memorial Sloan-Kettering)[5]	5.000	07/01/2035	18,909,046
150,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2037	154,298
860,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2029	907,954
1,000,000	NYS DA (New School University)[1]	5.750	07/01/2050	1,136,080
2,100,000	NYS DA (New School)[1]	5.000	07/01/2040	2,322,810
40,000,000	NYS DA (New York University)[1]	5.250	07/01/2048	44,871,200
11,500,000	NYS DA (North Shore L.I. Jewish Obligated Group)[1]	5.250	05/01/2034	12,633,095
1,000,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2036	1,091,970
8,575,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2036	9,297,187
2,000,000	NYS DA (NYU Hospitals Center)[1]	5.625	07/01/2037	2,193,240
5,890,000	NYS DA (NYU)[1]	5.000	07/01/2045	6,569,647
1,000,000	NYS DA (Pratt Institute)[1]	5.000	07/01/2034	1,114,160
3,100,000	NYS DA (Providence Rest)[1]	5.250	07/01/2025	3,102,821
2,700,000	NYS DA (Providence Rest)[1]	5.125	07/01/2030	2,701,485
6,035,000	NYS DA (Providence Rest)[1]	5.000	07/01/2035	6,036,690
1,750,000	NYS DA (School District Bond Financing Program), Series C1	7.250	10/01/2028	2,088,555
2,645,000	NYS DA (School District Bond Financing Program), Series C1	7.375	10/01/2033	3,167,229
1,525,000	NYS DA (School District Bond Financing Program), Series C1	7.500	04/01/2039	1,832,166
5,770,000	NYS DA (Smithtown Special Library District)[1]	6.000	07/01/2028	6,543,469
2,480,000	NYS DA (Special Surgery Hospital)[1]	6.000	08/15/2038	2,896,194
270,000	NYS DA (St. John’s University)	5.000	07/01/2028	304,881
10,750,000	NYS DA (St. John’s University)	5.000	07/01/2030	12,055,588
400,000	NYS DA (St. John’s University)[1]	5.000	07/01/2034	447,048

31       OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$ 3,500,000	NYS DA (St. Joseph’s College)[1]	5.250%		07/01/2035	$3,712,870
45,900,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	49,516,002
10,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		03/15/2031	11,550,200
5,620,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		02/15/2034	6,270,908
15,915,000	NYS DA (State Personal Income Tax Authority)[5]	5.000		03/15/2034	17,946,511
3,000,000	NYS DA (State University of New York)[1]	5.000		07/01/2040	3,347,340
5,240,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250		02/15/2035	5,916,746
4,395,000	NYS DA (The New School)[1]	5.000		07/01/2031	4,778,903
1,000,000	NYS DA (University of Rochester)[1]	5.750	[6]	07/01/2039	1,141,290
11,695,000	NYS DA (Vassar College)[5]	5.000		07/01/2046	12,515,287
3,500,000	NYS DA (Yeshiva University)[1]	5.000		09/01/2034	3,509,380
3,105,000	NYS DA (Yeshiva University)[1]	5.000		11/01/2031	3,126,735
6,565,000	NYS DA (Yeshiva University)[1]	5.000		09/01/2038	6,566,970
6,150,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000		10/15/2035	6,452,888
1,405,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000		06/15/2037	1,546,385
215,000	NYS EFC (NYC Municipal Water Finance Authority)[1]	5.000		06/15/2034	218,864
250,000	NYS EFC (United Waterworks)[1]	5.150		03/01/2034	250,255
25,000	NYS ERDA (Brooklyn Union Gas Company)[1]	4.700		02/01/2024	25,547
15,000	NYS ERDA (Brooklyn Union Gas Company)	5.500		01/01/2021	15,064
7,000,000	NYS ERDA (Brooklyn Union Gas Company) RIBS	12.336	[9]	04/01/2020	7,014,980
16,300,000	NYS ERDA (Brooklyn Union Gas Company) RIBS	13.516	[9]	07/01/2026	16,467,890
2,365,000	NYS HFA (Affordable Hsg.)[1]	5.250		11/01/2038	2,410,857
150,000	NYS HFA (Affordable Hsg.)[1]	6.750		11/01/2038	170,138
1,080,000	NYS HFA (Affordable Hsg.)[1]	6.450		11/01/2029	1,168,322
10,220,000	NYS HFA (Affordable Hsg.)[5]	5.450		11/01/2045	10,434,625
2,000,000	NYS HFA (Affordable Hsg.)[1]	5.000		11/01/2042	2,077,240
600,000	NYS HFA (Affordable Hsg.)[1]	5.200		11/01/2030	622,614
905,000	NYS HFA (Children’s Rescue)[1]	7.625		05/01/2018	905,262
910,000	NYS HFA (Friendship)[1]	5.100		08/15/2041	910,764
1,095,000	NYS HFA (Golden Age Apartments)[1]	5.000		02/15/2037	1,099,993
150,000	NYS HFA (Highland Avenue Senior Apartments)[1]	5.000		02/15/2039	151,518
120,000	NYS HFA (Horizons at Wawayanda)[1]	5.150		11/01/2040	122,598
2,080,000	NYS HFA (Multifamily Hsg.)[1]	5.375		02/15/2035	2,081,726
1,255,000	NYS HFA (Multifamily Hsg.)[1]	6.400		11/15/2027	1,257,560
1,710,000	NYS HFA (Multifamily Hsg.)[1]	5.650		02/15/2034	1,711,847
105,000	NYS HFA (State Personal Income Tax Authority)[1]	5.000		03/15/2036	106,031
1,145,000	NYS HFA (State Personal Income Tax Authority)[1]	5.000		03/15/2036	1,156,244
755,000	NYS LGSC (SCSB)	7.750		12/15/2021	756,102
270,000	NYS LGSC (SCSB)	7.375		12/15/2016	272,352
1,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.000		11/15/2031	1,131,340
20,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750		11/15/2051	22,993,800
7,000,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.250		10/01/2035	8,089,340
7,650,000	NYS Thruway Authority	5.000		01/01/2032	8,550,176
2,000,000	NYS Thruway Authority Highway & Bridge Trust Fund[1]	5.000		04/01/2029	2,273,540
10,015,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000		03/15/2043	11,053,756

32        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$ 50,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)[1]	4.625%	09/15/2030	$49,999
830,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)[1]	5.000	09/15/2035	830,208
1,115,000	Onondaga County, NY IDA (Free Library)[1]	5.125	03/01/2037	1,152,107
1,185,000	Onondaga County, NY IDA (Free Library)[1]	5.125	03/01/2030	1,229,165
1,000,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000	07/01/2032	1,060,550
3,465,000	Onondaga, NY Civic Devel Corp. (Upstate Properties)[1]	5.250	12/01/2041	3,808,728
2,000,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.375	07/01/2040	2,130,100
1,435,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2042	1,485,526
2,235,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[1]	5.375	12/01/2026	2,238,688
1,715,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[1]	5.375	12/01/2021	1,718,945
6,330,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	5.375	12/01/2026	6,353,231
10,065,000	Port Authority NY/NJ (Continental Airlines)[1]	9.125	12/01/2015	10,222,115
16,605,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	16,694,003
345,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	352,942
32,155,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	32,247,928
34,400,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	34,365,256
27,255,000	Port Authority NY/NJ, 141st Series[5]	4.500	09/01/2029	27,392,350
47,910,000	Port Authority NY/NJ, 143rd Series[5]	5.000	10/01/2030	49,307,056
3,000,000	Port Authority NY/NJ, 143rd Series[1]	5.000	10/01/2030	3,087,480
35,000	Port Authority NY/NJ, 143rd Series[1]	5.000	04/01/2036	35,849
26,100,000	Port Authority NY/NJ, 146th Series[5]	4.750	12/01/2027	27,353,113
10,000	Port Authority NY/NJ, 146th Series[1]	4.750	12/01/2027	10,485
10,000	Port Authority NY/NJ, 146th Series[1]	4.500	12/01/2034	10,235
20,000,000	Port Authority NY/NJ, 147th Series[5]	5.000	10/15/2032	20,879,560
13,005,000	Port Authority NY/NJ, 147th Series[5]	4.750	10/15/2028	13,693,864
17,790,000	Port Authority NY/NJ, 147th Series[5]	5.000	10/15/2027	18,829,992
15,000,000	Port Authority NY/NJ, 151st Series[5]	6.000	09/15/2028	16,721,700
72,000,000	Port Authority NY/NJ, 151st Series[1]	5.750	03/15/2035	79,089,120
10,000,000	Port Authority NY/NJ, 151st Series[5]	5.750	03/15/2035	10,984,592
22,500,000	Port Authority NY/NJ, 152nd Series[5]	5.750	11/01/2030	24,913,350
1,200,000	Port Authority NY/NJ, 152nd Series[1]	5.750	11/01/2030	1,328,712
101,940,000	Port Authority NY/NJ, 152nd Series[5]	5.250	11/01/2035	110,812,627
15,300,000	Port Authority NY/NJ, 161st Series[5]	5.000	10/15/2031	17,445,366
20,250,000	Port Authority NY/NJ, 163rd Series[5]	5.000	07/15/2039	22,381,070
15,000,000	Port Authority NY/NJ, 166th Series[5]	5.250	07/15/2036	16,841,400
21,515,000	Port Authority NY/NJ, 166th Series[5]	5.000	01/15/2041	23,627,282
2,720,000	Port Authority NY/NJ, 169th Series[1]	5.000	10/15/2036	2,958,082
400,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2034	436,288
11,000,000	Port Authority NY/NJ, 184th Series[1]	5.000	09/01/2032	12,637,680

33       OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$ 9,170,000	Port Authority NY/NJ, 186th Series[1]	5.000%		10/15/2034	$10,107,174
8,340,000	Port Authority NY/NJ, 186th Series[1]	5.000		10/15/2033	9,233,881
13,715,000	Port Authority NY/NJ, Series 2014-XF0001[5]	5.250		05/01/2038	14,908,709
2,755,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[1]	6.000		08/01/2032	2,759,573
2,525,000	Ramapo, NY Local Devel. Corp.[1]	5.000		03/15/2033	2,730,939
1,500,000	Rensselaer County, NY IDA (Franciscan Heights)[1]	5.375		12/01/2036	1,501,695
7,300,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750		06/01/2043	7,299,708
6,385,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.625		06/01/2035	6,384,362
4,820,000	Rensselaer, NY City School District COP[1]	5.000		06/01/2036	4,856,005
1,195,000	Rockland County, NY IDA (CRV/Rockland County Assoc. for the Learning Disabled Obligated Group)[1]	4.900		07/01/2021	1,197,784
30,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.875	[2]	08/15/2045	1,049,700
486,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	7.668	[2]	08/15/2060	1,657,260
9,225,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.625		08/15/2035	9,224,539
13,095,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750		08/15/2043	13,094,214
25,000	Sanford Town, NY GO1	5.250		04/15/2018	25,560
40,000	Sanford Town, NY GO1	5.250		04/15/2027	40,494
35,000	Sanford Town, NY GO1	5.250		04/15/2026	35,455
20,000	Sanford Town, NY GO1	5.250		04/15/2016	20,595
25,000	Sanford Town, NY GO1	5.250		04/15/2017	25,637
25,000	Sanford Town, NY GO1	5.250		04/15/2019	25,513
30,000	Sanford Town, NY GO1	5.250		04/15/2024	30,445
30,000	Sanford Town, NY GO1	5.250		04/15/2023	30,466
30,000	Sanford Town, NY GO1	5.250		04/15/2022	30,496
25,000	Sanford Town, NY GO1	5.250		04/15/2020	25,496
30,000	Sanford Town, NY GO1	5.250		04/15/2021	30,550
40,000	Sanford Town, NY GO1	5.250		04/15/2028	40,478
35,000	Sanford Town, NY GO1	5.250		04/15/2025	35,491
55,000	Sanford Town, NY GO1	5.250		04/15/2034	55,626
60,000	Sanford Town, NY GO1	5.250		04/15/2036	60,673
60,000	Sanford Town, NY GO1	5.250		04/15/2035	60,673
50,000	Sanford Town, NY GO1	5.250		04/15/2033	50,561
40,000	Sanford Town, NY GO1	5.250		04/15/2029	40,464
45,000	Sanford Town, NY GO1	5.250		04/15/2030	45,519
50,000	Sanford Town, NY GO1	5.250		04/15/2032	50,561
45,000	Sanford Town, NY GO1	5.250		04/15/2031	45,516
21,925,000	SONYMA, Series 137[5]	4.700		10/01/2031	21,959,242
10,065,000	SONYMA, Series 140[5]	4.750		10/01/2037	10,083,906
7,135,000	SONYMA, Series 143[5]	4.900		10/01/2037	7,399,490
4,775,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.375		09/01/2041	5,269,069
1,510,000	St. Lawrence County, NY IDA (Clarkson University)	5.000		09/01/2041	1,635,209

34        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$ 520,000	St. Lawrence County, NY IDA (Clarkson University)[1]	6.000%	09/01/2034	$606,128
4,360,000	St. Lawrence County, NY IDA (Curran Renewable Energy)[1]	7.250	12/01/2029	3,769,133
1,355,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2031	1,508,887
1,280,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2030	1,429,888
25,075,000	Suffolk County, NY Economic Devel. Corp. (Catholic Health Services)[1]	5.000	07/01/2028	27,251,009
1,005,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)[1]	6.750	06/01/2027	1,023,090
4,215,000	Suffolk County, NY Economic Devel. Corp., Series A1	7.375	12/01/2040	4,426,551
450,000	Suffolk County, NY IDA (ACLD)[1]	6.000	12/01/2019	455,166
1,340,000	Suffolk County, NY IDA (ALIA-ACLD)[1]	5.950	10/01/2021	1,365,741
115,000	Suffolk County, NY IDA (ALIA-ADD)[1]	7.125	06/01/2017	115,281
845,000	Suffolk County, NY IDA (ALIA-Adelante)[1]	6.500	11/01/2037	855,351
1,835,000	Suffolk County, NY IDA (ALIA-DDI)[1]	5.950	10/01/2021	1,870,250
525,000	Suffolk County, NY IDA (ALIA-FREE)[1]	5.950	10/01/2021	535,085
520,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950	11/01/2022	529,261
375,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950	10/01/2021	382,204
335,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	6.000	10/01/2031	341,636
465,000	Suffolk County, NY IDA (ALIA-NYS ARC)[1]	5.950	11/01/2022	473,282
35,000	Suffolk County, NY IDA (ALIA-NYS ARC)	7.500	09/01/2015	35,172
45,000	Suffolk County, NY IDA (ALIA-SMCFS)	7.500	09/01/2015	45,221
105,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	7.000	06/01/2016	106,242
1,245,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	5.950	10/01/2021	1,268,916
455,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	5.950	11/01/2022	463,104
245,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	248,530
75,000	Suffolk County, NY IDA (DDI)[1]	6.000	12/01/2019	75,861
230,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	233,314
130,000	Suffolk County, NY IDA (Dowling College)	5.000	06/01/2036	110,002
1,545,000	Suffolk County, NY IDA (Huntington First Aid Squad)	6.650	11/01/2017	1,557,870
600,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000	10/01/2020	608,646
130,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000	12/01/2019	131,492
7,410,000	Suffolk County, NY IDA (Medford Hamlet Assisted Living)[1]	6.375	01/01/2039	7,473,652
1,865,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)[1]	6.750	11/01/2036	1,955,881
745,000	Suffolk County, NY IDA (New York Institute of Technology)[1,4]	5.000	03/01/2026	751,802
22,690,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[1]	5.500	01/01/2023	22,691,135
250,000	Suffolk County, NY IDA (Suffolk Hotels)[1]	6.000	10/01/2020	253,603
3,130,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)	7.875	09/01/2041	3,233,165

35       OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$ 910,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)[1]	6.000%		12/01/2019	$920,447
530,000	Suffolk County, NY IDA (WORCA)[1]	6.000		10/01/2020	537,637
287,265,000	Suffolk, NY Tobacco Asset Securitization Corp.	8.000	[2]	06/01/2048	7,216,097
119,295,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	6.625	[6]	06/01/2044	117,595,046
10,080,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.375		06/01/2028	9,782,842
29,915,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	6.000		06/01/2048	26,408,364
203,935,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2036	207,132,701
1,000,000	Syracuse, NY IDA (Crouse Irving Health Hospital)[1]	5.375		01/01/2023	1,001,250
3,280,000	Syracuse, NY IDA (James Square)	7.197	[2]	08/01/2025	1,686,674
1,700,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)	5.000		07/01/2038	1,753,142
2,425,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)	5.000		07/01/2032	2,525,565
22,465,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000		09/01/2030	24,860,443
185,000	Ulster County, NY Res Rec[1]	5.000		03/01/2020	188,789
3,180,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.000		06/01/2040	3,143,366
1,590,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.250	[6]	06/01/2025	1,589,873
3,005,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.450	[6]	06/01/2040	3,023,481
1,280,000	Warren & Washington Counties, NY IDA (GFH/GFHF Obligated Group)[1]	5.000		12/01/2035	1,282,496
687,344	Westchester County, NY Healthcare Corp., Series A1	5.000		11/01/2044	743,692
6,245,000	Westchester County, NY Healthcare Corp., Series A1	5.000		11/01/2030	6,698,262
1,700,000	Westchester County, NY Healthcare Corp., Series B1	5.125		11/01/2041	1,812,387
1,140,000	Westchester County, NY IDA (Clearview School)[1,4]	7.250		01/01/2035	1,152,130
1,145,000	Westchester County, NY IDA (Guiding Eyes for the Blind)[1]	5.375		08/01/2024	1,169,824
270,000	Westchester County, NY IDA (JDAM)[1]	6.750		04/01/2016	271,658
3,400,000	Westchester County, NY IDA (Lawrence Hospital)[1]	5.000		01/01/2028	3,407,888
300,000	Westchester County, NY IDA (Lawrence Hospital)[1]	5.125		01/01/2018	301,086
1,425,000	Westchester County, NY IDA (Schnurmacher Center)[1]	6.500		11/01/2033	1,463,005
8,605,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125		06/01/2045	8,123,981
4,500,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2026	4,501,620
59,400,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125		06/01/2038	56,887,974
2,390,000	Yonkers, NY IDA (Hudson Scenic Studio)[1]	6.625		11/01/2019	2,372,123
1,370,000	Yonkers, NY IDA (Philipsburgh Hall Associates)[1]	7.500		11/01/2030	1,208,217

36        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$ 1,050,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000%		06/01/2041	$1,187,246
435,000	Yonkers, NY Parking Authority[1]	6.000		06/15/2018	435,535
1,215,000	Yonkers, NY Parking Authority[1]	6.000		06/15/2024	1,135,855
					4,890,576,067
U.S. Possessions—25.4%
825,000	Guam Education Financing Foundation COP[1]	5.000		10/01/2023	844,387
6,000,000	Guam Government Business Privilege	5.000		01/01/2032	6,541,260
3,600,000	Guam Government Business Privilege[1]	5.000		01/01/2031	3,935,700
345,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	373,835
1,560,000	Guam Power Authority, Series A	5.000		10/01/2024	1,826,760
1,000,000	Guam Power Authority, Series A	5.000		10/01/2034	1,065,600
1,230,000	Guam Power Authority, Series A	5.000		10/01/2023	1,447,046
2,790,000	Guam Power Authority, Series A	5.000		10/01/2030	3,182,190
28,525,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	24,597,963
1,700,000	Northern Mariana Islands Commonwealth, Series A1	5.000		10/01/2022	1,640,024
7,120,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	6,304,689
13,830,000	Northern Mariana Islands Ports Authority, Series A1	6.600		03/15/2028	13,734,435
52,635,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	34,963,325
49,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2047	45,926,230
55,825,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[6]	07/01/2024	40,633,901
1,580,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	1,072,093
1,950,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	1,251,061
15,350,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	10,196,851
80,800,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	53,664,936
10,000,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2024	7,167,200
56,685,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	56,823,311
3,519,880,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[2]	05/15/2057	45,124,862
3,179,200,000	Puerto Rico Children’s Trust Fund (TASC)	8.375	[2]	05/15/2057	27,531,872
68,500,000	Puerto Rico Children’s Trust Fund (TASC)	6.667	[2]	05/15/2050	5,452,600
745,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.165	[2]	05/15/2055	19,936,200
2,700,000	Puerto Rico Commonwealth GO	6.000		07/01/2035	1,664,334
30,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	18,306,300
5,675,000	Puerto Rico Commonwealth GO	6.500		07/01/2040	3,519,408
1,000,000	Puerto Rico Commonwealth GO	6.000		07/01/2028	641,210
3,670,000	Puerto Rico Commonwealth GO	6.000		07/01/2040	2,239,507
1,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2026	636,140
7,850,000	Puerto Rico Commonwealth GO	5.500		07/01/2029	5,538,253
5,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2028	3,181,300
3,205,000	Puerto Rico Commonwealth GO	5.625		07/01/2033	1,967,582
13,300,000	Puerto Rico Commonwealth GO	5.125		07/01/2031	8,164,604
2,000,000	Puerto Rico Commonwealth GO	5.000		07/01/2033	1,218,000
2,920,000	Puerto Rico Commonwealth GO	5.250		07/01/2030	1,803,421
2,500,000	Puerto Rico Commonwealth GO	5.250		07/01/2032	1,537,900
4,965,000	Puerto Rico Commonwealth GO	5.250		07/01/2037	3,023,884
3,315,000	Puerto Rico Commonwealth GO	5.125		07/01/2031	2,226,851
14,500,000	Puerto Rico Commonwealth GO	5.250		07/01/2031	8,937,800

37        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$ 10,230,000	Puerto Rico Commonwealth GO	5.250%	07/01/2034	$6,268,432
770,000	Puerto Rico Commonwealth GO	5.875	07/01/2036	471,779
5,050,000	Puerto Rico Commonwealth GO	6.500	07/01/2037	3,150,594
390,000	Puerto Rico Commonwealth GO	6.000	07/01/2039	238,462
5,000,000	Puerto Rico Commonwealth GO	5.375	07/01/2033	3,082,300
2,200,000	Puerto Rico Commonwealth GO	5.250	07/01/2026	1,377,552
76,300,000	Puerto Rico Commonwealth GO	5.500	07/01/2032	47,701,997
1,270,000	Puerto Rico Commonwealth GO1	6.000	07/01/2028	1,270,483
3,620,000	Puerto Rico Electric Power Authority, Series A7	7.000	07/01/2033	1,960,013
2,000,000	Puerto Rico Electric Power Authority, Series A7	5.000	07/01/2029	1,091,300
23,480,000	Puerto Rico Electric Power Authority, Series A7	7.000	07/01/2043	12,706,202
18,990,000	Puerto Rico Electric Power Authority, Series A7	6.750	07/01/2036	10,281,756
1,095,000	Puerto Rico Electric Power Authority, Series A7	5.000	07/01/2042	592,975
10,105,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250	07/01/2029	5,513,490
9,625,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250	07/01/2031	5,226,279
9,000,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250	07/01/2022	5,022,450
1,430,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250	07/01/2027	783,926
20,170,000	Puerto Rico Electric Power Authority, Series CCC[7]	5.250	07/01/2027	11,057,194
13,295,000	Puerto Rico Electric Power Authority, Series CCC[7]	5.250	07/01/2028	7,270,770
510,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2024	489,044
6,885,000	Puerto Rico Electric Power Authority, Series TT7	5.000	07/01/2037	3,729,398
6,320,000	Puerto Rico Electric Power Authority, Series TT7	5.000	07/01/2032	3,424,366
33,350,000	Puerto Rico Electric Power Authority, Series WW7	5.500	07/01/2038	18,057,691
3,700,000	Puerto Rico Electric Power Authority, Series WW7	5.000	07/01/2028	2,023,715
7,000,000	Puerto Rico Electric Power Authority, Series XX7	5.250	07/01/2040	3,790,710
7,590,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250	07/01/2025	4,181,255
10,000,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250	07/01/2024	5,510,200
270,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2020	154,405
4,000,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2029	3,709,040
4,945,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	3,322,249
4,845,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2030	4,468,543
9,515,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2028	4,776,530
8,980,000	Puerto Rico Highway & Transportation Authority, Series G	5.000	07/01/2033	4,496,376
1,840,000	Puerto Rico Highway & Transportation Authority, Series G	5.000	07/01/2042	919,356
1,120,000	Puerto Rico Highway & Transportation Authority, Series H	5.450	07/01/2035	560,202
1,145,000	Puerto Rico Highway & Transportation Authority, Series K	5.000	07/01/2030	574,172
6,500,000	Puerto Rico Highway & Transportation Authority, Series K	5.000	07/01/2027	3,265,990
915,000	Puerto Rico Highway & Transportation Authority, Series L	5.250	07/01/2030	575,608
2,600,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250	07/01/2023	2,574,416
10,000	Puerto Rico Highway & Transportation Authority, Series M1	5.000	07/01/2046	10,853
78,610,000	Puerto Rico Highway & Transportation Authority, Series M	5.000	07/01/2046	39,248,401

38        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$ 57,615,000	Puerto Rico Highway & Transportation Authority, Series N	5.250%		07/01/2039	$35,840,563
3,190,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2032	3,091,684
5,000,000	Puerto Rico Infrastructure[1]	6.000		12/15/2026	2,688,650
142,985,000	Puerto Rico Infrastructure	5.000		07/01/2041	58,292,125
675,000	Puerto Rico Infrastructure	5.000		07/01/2037	276,021
65,725,000	Puerto Rico Infrastructure	5.730	[2]	07/01/2045	7,001,027
1,295,000	Puerto Rico Infrastructure	5.500		07/01/2026	1,211,706
17,490,000	Puerto Rico Infrastructure	5.000		07/01/2037	7,152,011
25,255,000	Puerto Rico Infrastructure	5.000		07/01/2031	10,883,390
15,000,000	Puerto Rico Infrastructure	5.500		07/01/2027	14,009,550
41,740,000	Puerto Rico Infrastructure	5.000		07/01/2046	16,948,110
16,955,000	Puerto Rico Infrastructure	5.650	[2]	07/01/2029	5,878,129
25,000,000	Puerto Rico Infrastructure	5.800	[2]	07/01/2032	5,664,750
1,680,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	997,584
6,315,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.500		12/01/2031	5,193,772
1,105,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		12/01/2021	930,189
6,285,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	5,172,366
1,350,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	1,109,781
1,200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	987,756
875,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	719,714
3,280,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	3,086,677
5,000,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250		07/01/2026	5,013,650
650,000	Puerto Rico ITEMECF (International American University)	5.000		10/01/2031	626,268
4,865,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	4,722,747
7,000,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750		06/01/2029	2,710,890
200,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	153,178
5,490,000	Puerto Rico ITEMECF (University Plaza)[1]	5.000		07/01/2033	5,244,597
4,990,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2025	2,376,238
9,450,000	Puerto Rico Public Buildings Authority	5.375		07/01/2033	5,280,093
31,050,000	Puerto Rico Public Buildings Authority	6.000		07/01/2041	17,310,996
2,110,000	Puerto Rico Public Buildings Authority	5.625		07/01/2039	1,165,817
90,355,000	Puerto Rico Public Buildings Authority	5.000		07/01/2036	49,138,663
1,500,000	Puerto Rico Public Buildings Authority	6.250		07/01/2021	969,180
7,500,000	Puerto Rico Public Buildings Authority	6.250		07/01/2031	4,358,475
850,000	Puerto Rico Public Buildings Authority	5.500		07/01/2037	469,650
18,585,000	Puerto Rico Public Buildings Authority	5.250		07/01/2029	10,614,637
7,500,000	Puerto Rico Public Buildings Authority	5.000		07/01/2037	4,069,425
121,570,000	Puerto Rico Public Buildings Authority	5.250		07/01/2033	67,626,960
7,500,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	4,340,025
8,000,000	Puerto Rico Public Buildings Authority	6.500		07/01/2030	4,728,880
11,810,000	Puerto Rico Public Finance Corp., Series B	5.500		08/01/2031	4,141,413
296,445,000	Puerto Rico Sales Tax Financing Corp.	5.250		08/01/2057	181,365,051

39        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$ 3,130,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000%		08/01/2024	$1,679,871
1,490,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2043	698,303
8,205,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	4,225,739
75,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2037	36,837
15,265,000	Puerto Rico Sales Tax Financing Corp., Series A	7.890	[2]	08/01/2034	1,915,757
129,035,000	Puerto Rico Sales Tax Financing Corp., Series A	6.569	[2]	08/01/2043	19,329,443
16,265,000	Puerto Rico Sales Tax Financing Corp., Series A	6.660	[2]	08/01/2041	2,789,122
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.504	[2]	08/01/2042	4,808,100
254,690,000	Puerto Rico Sales Tax Financing Corp., Series A	6.550	[2]	08/01/2054	15,892,656
9,370,000	Puerto Rico Sales Tax Financing Corp., Series A	6.720	[2]	08/01/2045	1,226,158
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.250		08/01/2043	4,761,100
1,450,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2039	743,140
9,985,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250		08/01/2041	4,753,759
39,470,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000	[6]	08/01/2032	19,877,881
250,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	127,467
4,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375		08/01/2036	1,959,680
95,245,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	60,171,029
4,525,000	University of Puerto Rico	5.000		06/01/2026	2,284,537
7,280,000	University of Puerto Rico, Series P	5.000		06/01/2030	3,646,115
24,375,000	University of Puerto Rico, Series Q	5.000		06/01/2030	12,207,975
67,190,000	University of Puerto Rico, Series Q	5.000		06/01/2036	33,341,694
590,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	6.000		10/01/2039	641,696
1,555,000	V.I. Public Finance Authority, Series A1	5.000		10/01/2032	1,722,085
11,100,000	V.I. Tobacco Settlement Financing Corp.	7.300	[2]	05/15/2035	1,488,178
					1,478,666,009
Total Municipal Bonds and Notes (Cost $7,592,387,451)					6,369,242,076

Shares
Common Stocks—0.1%
1,401	CMS Liquidating Trust[12,13] (Cost $4,483,200)				3,992,009
Total Investments, at Value (Cost $7,596,870,651)—109.3%					6,373,234,085
Net Other Assets (Liabilities)—(9.3)					(540,718,266)
Net Assets—100.0%					$5,832,515,819

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 8 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2015. See Note 4 of the accompanying Notes.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

40        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Footnotes to Statement of Investments (Continued)

7. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

8. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement. See Note 4 of the accompanying Notes.

9. Represents the current interest rate for the inverse floating rate security. See Note 4 of the accompanying Notes.

10. Represents the current interest rate for a variable or increasing rate security.

11. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

12. Non-income producing security.

13. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ACLD	Adults and Children with Learning and Developmental Disabilities
ADD	Aid to the Developmentally Disabled
AFSFBM	Advocates for Services for the Blind Multihandicapped
ALIA	Alliance of Long Island Agencies
ARC	Assoc. of Retarded Citizens
CathHS	Catholic Health System
CHFTEH	Catholic Housing for the Elderly & Handicapped
CHHSB	Catholic Home Health Services of Broward
CHS	Catholic Health Services
CHSLI	Catholic Health Services of Long Island
COP	Certificates of Participation
CRV	Crystal Run Village
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
EFC	Environmental Facilities Corp.
EIISFAC	Eden II School for Austic Children
ERDA	Energy Research and Devel. Authority
FREE	Family Residences and Essential Enterprises
GFH	Glens Falls Hospital
GFHF	Glens Falls Hospital Foundation
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HH	Harmony Heights, Inc.
HHS	Harmony Heights School
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
KMHosp	Kenmore Mercy Hospital
L.I.	Long Island
LGSC	Local Government Services Corp.
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PSCH	Professional Service Centers for the Handicapped, Inc.
Res Rec	Resource Recovery Facility
RIBS	Residual Interest Bonds

41        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Abbreviations (Continued)

ROLs	Reset Option Longs
SANC	St. Anne’s Nursing Center
SAR	St. Anne’s Residence
SCSB	Schuyler Community Services Board
SCSMC	St. Catherine of Sienna Medical Center
SFTU	Services for the Underserved
SFUMP	Services for the Underserved - MR Programs
SJR	St. Joseph Residence
SJRNC	St. John’s Rehabilitation and Nursing Center
SMCFS	St. Mary’s Children and Family Services
SNP	Special Needs Program
SOCHOB	Sisters of Charity Hospital of Buffalo
SONYMA	State of New York Mortgage Agency
SUNY	State University of New York
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UCPAGS	United Cerebral Palsy Assoc. of Greater Suffolk
UDC	Urban Development Corporation
UNICEF	United Nations Children’s Fund
V.I.	United States Virgin Islands
VMHCS	Villa Maria Health Care Services
VMNRC	Villa Marina Nursing & Rehabilitation Center
WORCA	Working Organization for Retarded Children and Adults
YAI	Young Adult Institute
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

42        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES June 30, 2015 Unaudited

Assets
Investments, at value (cost $7,596,870,651)—see accompanying statement of investments:	$6,373,234,085

Cash	1,606,052

Receivables and other assets:
Interest	114,968,557
Investments sold (including $235,333 sold on a when-issued or delayed delivery basis)	5,590,939
Shares of beneficial interest sold	2,007,724
Other	1,588,170

Total assets	6,498,995,527

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	504,905,000
Payable for borrowings (See Note 8)	48,500,000
Shares of beneficial interest redeemed	84,696,305
Investments purchased (including $19,560,790 purchased on a when-issued or delayed delivery basis)	19,616,219
Dividends	6,407,768
Trustees’ compensation	1,400,628
Distribution and service plan fees	802,066
Shareholder communications	23,225
Interest expense on borrowings	559
Other	127,938

Total liabilities	666,479,708

Net Assets	$5,832,515,819

Composition of Net Assets
Paid-in capital	$8,026,156,160

Accumulated net investment income	100,231,023

Accumulated net realized loss on investments	(1,070,234,798)

Net unrealized depreciation on investments	(1,223,636,566)

Net Assets	$5,832,515,819

43       OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,711,165,033 and 320,891,961 shares of beneficial interest outstanding)	$14.68
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$15.41

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,476,805 and 1,669,317 shares of beneficial interest outstanding)	$14.66

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $877,270,749 and 59,887,636 shares of beneficial interest outstanding)	$14.65

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $219,603,232 and 14,955,850 shares of beneficial interest outstanding)	$14.68

See accompanying Notes to Financial Statements.

44       OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 Unaudited

Investment Income
Interest	$223,689,959

Expenses
Management fees	14,277,661

Distribution and service plan fees:
Class A	3,668,520
Class B	140,543
Class C	4,561,248

Transfer and shareholder servicing agent fees:
Class A	2,491,647
Class B	14,074
Class C	456,461
Class Y	117,515

Shareholder communications:
Class A	22,085
Class B	1,212
Class C	6,185
Class Y	991

Interest expense and fees on short-term floating rate notes issued (See Note 4)	2,148,868

Borrowing fees	1,544,717

Trustees’ compensation	64,154

Custodian fees and expenses	17,557

Interest expense on borrowings	3,120

Other	216,765

Total expenses	29,753,323

Net Investment Income	193,936,636

Realized and Unrealized Loss
Net realized loss on investments	(49,133,469)

Net change in unrealized appreciation/depreciation on investments	(217,092,168)

Net Decrease in Net Assets Resulting from Operations	$(72,289,001)

See accompanying Notes to Financial Statements.

45       OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$193,936,636	$410,468,702

Net realized loss	(49,133,469)	(32,379,779)

Net change in unrealized appreciation/depreciation	(217,092,168)	446,899,381

Net increase (decrease) in net assets resulting from operations	(72,289,001)	824,988,304

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(164,366,189)	(321,907,703)
Class B	(809,683)	(2,116,059)
Class C	(26,283,249)	(49,763,482)
Class Y	(7,920,971)	(13,226,546)

	(199,380,092)	(387,013,790)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(65,547,688)	(310,227,667)
Class B	(6,444,367)	(17,035,449)
Class C	9,065,117	(22,474,060)
Class Y	(1,020,466)	49,842,451

	(63,947,404)	(299,894,725)

Net Assets
Total increase (decrease)	(335,616,497)	138,079,789

Beginning of period	6,168,132,316	6,030,052,527

End of period (including accumulated net investment income of $100,231,023 and $105,674,479, respectively)	$5,832,515,819	$6,168,132,316

See accompanying Notes to Financial Statements.

46       OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF CASH FLOWS For the Six Months Ended June 30, 2015 Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(72,289,001)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(676,772,113)
Proceeds from disposition of investment securities	785,581,475
Short-term investment securities, net	(9,695,996)
Premium amortization	9,467,246
Discount accretion	(39,809,998)
Net realized loss on investments	49,133,469
Net change in unrealized appreciation/depreciation on investments	217,092,168
Change in assets:
Increase in other assets	(532,765)
Decrease in interest receivable	998,523
Increase in receivable for securities sold	(2,965,939)
Change in liabilities:
Decrease in other liabilities	(263,319)
Increase in payable for securities purchased	11,780,380

Net cash provided by operating activities	271,724,130

Cash Flows from Financing Activities
Proceeds from borrowings	119,700,000
Payments on borrowings	(115,600,000)
Payments on short-term floating rate notes issued	(76,520,000)
Proceeds from shares sold	358,806,202
Payments on shares redeemed	(523,360,126)
Cash distributions paid	(33,681,721)

Net cash used in financing activities	(270,655,645)

Net increase in cash	1,068,485

Cash, beginning balance	537,567

Cash, ending balance	$1,606,052

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $165,163,783.

Cash paid for interest on borrowings—$3,641.

Cash paid for interest on short-term floating rate notes issued—$2,148,868.

See accompanying Notes to Financial Statements.

47       OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$15.35	$14.29	$17.02	$15.98	$15.33	$15.70

Income (loss) from investment operations:
Net investment income[2]	0.49	1.02	0.97	0.95	1.02	0.98
Net realized and unrealized gain (loss)	(0.67)	1.00	(2.75)	1.08	0.66	(0.38)

Total from investment operations	(0.18)	2.02	(1.78)	2.03	1.68	0.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)	(0.96)	(0.95)	(0.99)	(1.03)	(0.97)

Net asset value, end of period	$14.68	$15.35	$14.29	$17.02	$15.98	$15.33

Total Return, at Net Asset Value[3]	(1.19)%	14.43%	(10.84)%	12.94%	11.50%	3.63%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$4,711	$4,996	$4,948	$6,725	$6,115	$6,295

Average net assets (in millions)	$5,023	$5,066	$6,159	$6,537	$5,937	$7,013

Ratios to average net assets:[4]
Net investment income	6.43%	6.73%	6.05%	5.67%	6.65%	6.01%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.72%	0.72%	0.72%	0.67%	0.69%	0.67%
Interest and fees from borrowings	0.05%	0.05%	0.04%	0.05%	0.06%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.20%	0.11%	0.14%	0.15%	0.18%

Total expenses	0.84%	0.97%	0.87%	0.86%	0.90%	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.97%	0.87%	0.86%	0.90%	0.93%

Portfolio turnover rate	10%	8%	15%	10%	11%	7%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

48       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Class B	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$15.33	$14.28	$17.00	$15.96	$15.31	$15.68

Income (loss) from investment operations:
Net investment income[2]	0.42	0.89	0.82	0.80	0.87	0.82
Net realized and unrealized gain (loss)	(0.67)	0.99	(2.73)	1.07	0.67	(0.37)

Total from investment operations	(0.25)	1.88	(1.91)	1.87	1.54	0.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.83)	(0.81)	(0.83)	(0.89)	(0.82)

Net asset value, end of period	$14.66	$15.33	$14.28	$17.00	$15.96	$15.31

Total Return, at Net Asset Value[3]	(1.61)%	13.41%	(11.59)%	11.91%	10.47%	2.67%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$25	$32	$46	$94	$133	$181

Average net assets (in millions)	$28	$38	$68	$115	$146	$220

Ratios to average net assets:[4]
Net investment income	5.57%	5.89%	5.09%	4.76%	5.72%	5.07%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.58%	1.58%	1.62%	1.61%	1.65%	1.62%
Interest and fees from borrowings	0.05%	0.05%	0.04%	0.05%	0.06%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.20%	0.11%	0.14%	0.15%	0.18%

Total expenses	1.70%	1.83%	1.77%	1.80%	1.86%	1.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.70%	1.83%	1.77%	1.80%	1.86%	1.88%

Portfolio turnover rate	10%	8%	15%	10%	11%	7%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

49       OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$15.32	$14.26	$16.99	$15.95	$15.30	$15.67

Income (loss) from investment operations:
Net investment income[2]	0.42	0.89	0.83	0.81	0.88	0.83
Net realized and unrealized gain (loss)	(0.67)	1.00	(2.75)	1.07	0.67	(0.37)

Total from investment operations	(0.25)	1.89	(1.92)	1.88	1.55	0.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.83)	(0.81)	(0.84)	(0.90)	(0.83)

Net asset value, end of period	$14.65	$15.32	$14.26	$16.99	$15.95	$15.30

Total Return, at Net Asset Value[3]	(1.60)%	13.50%	(11.63)%	12.00%	10.56%	2.75%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$877	$909	$868	$1,223	$1,069	$1,120

Average net assets (in millions)	$920	$903	$1,096	$1,167	$1,039	$1,271

Ratios to average net assets:[4]
Net investment income	5.57%	5.88%	5.18%	4.79%	5.77%	5.14%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.57%	1.57%	1.59%	1.54%	1.57%	1.54%
Interest and fees from borrowings	0.05%	0.05%	0.04%	0.05%	0.06%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.20%	0.11%	0.14%	0.15%	0.18%

Total expenses	1.69%	1.82%	1.74%	1.73%	1.78%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.82%	1.74%	1.73%	1.78%	1.80%

Portfolio turnover rate	10%	8%	15%	10%	11%	7%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

50        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Class Y	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$15.35	$14.29	$17.02	$15.98	$15.33	$15.69

Income (loss) from investment operations:
Net investment income[2]	0.50	1.04	0.99	0.97	1.04	0.99
Net realized and unrealized gain (loss)	(0.67)	1.00	(2.75)	1.08	0.66	(0.36)

Total from investment operations	(0.17)	2.04	(1.76)	2.05	1.70	0.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.98)	(0.97)	(1.01)	(1.05)	(0.99)

Net asset value, end of period	$14.68	$15.35	$14.29	$17.02	$15.98	$15.33

Total Return, at Net Asset Value[3]	(1.11)%	14.60%	(10.72)%	13.10%	11.64%	3.84%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$220	$231	$168	$200	$124	$101

Average net assets (in millions)	$237	$205	$198	$179	$109	$100

Ratios to average net assets:[4]
Net investment income	6.58%	6.87%	6.21%	5.78%	6.76%	6.14%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.57%	0.57%	0.59%	0.54%	0.56%	0.54%
Interest and fees from borrowings	0.05%	0.05%	0.04%	0.05%	0.06%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.20%	0.11%	0.14%	0.15%	0.18%

Total expenses	0.69%	0.82%	0.74%	0.73%	0.77%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%	0.82%	0.74%	0.73%	0.77%	0.80%

Portfolio turnover rate	10%	8%	15%	10%	11%	7%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

51        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Rochester Fund Municipals (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

52       OPPENHEIMER ROCHESTER FUND MUNICIPALS

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

    During the fiscal year ended December 31, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2014 capital loss carryforwards are included in the table below. Capital loss

53       OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$443,946,792
2017	324,022,087
No expiration	256,353,892

Total	$1,024,322,771

As of June 30, 2015, it is estimated that the capital loss carryforwards would be $767,968,879 expiring by 2017 and $305,487,361, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$7,070,120,205 [1]

Gross unrealized appreciation	$239,630,261
Gross unrealized depreciation	(1,473,831,759)

Net unrealized appreciation	$(1,234,201,498)

1. The Federal tax cost of securities does not include cost of $537,315,378, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

54       OPPENHEIMER ROCHESTER FUND MUNICIPALS

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

55       OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

56       OPPENHEIMER ROCHESTER FUND MUNICIPALS

3. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$4,890,226,045	$350,022	$4,890,576,067
U.S. Possessions	—	1,478,666,009	—	1,478,666,009
Common Stock	—	—	3,992,009	3,992,009

Total Assets	$—	$6,368,892,054	$4,342,031	$6,373,234,085

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two

57       OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$19,560,790
Sold securities	235,333

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

    An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

    Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with

58       OPPENHEIMER ROCHESTER FUND MUNICIPALS

4. Investments and Risks (Continued)

such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

    Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

    The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the

59       OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

    Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of June 30, 2015, the Fund’s maximum exposure under such agreements is estimated at $216,265,000.

60       OPPENHEIMER ROCHESTER FUND MUNICIPALS

4. Investments and Risks (Continued)

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At June 30, 2015, municipal bond holdings with a value of $899,712,787 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $504,905,000 in short-term floating rate securities issued and outstanding at that date.

At June 30, 2015, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 14,655,000	NY Austin Trust Various States Inverse Certificates	7.922%	11/1/39	$14,766,231
7,500,000	NY Liberty Devel. Corp. ROLs[3]	9.752	1/15/44	9,114,450
15,660,000	NY/NJ Port Authority Austin Trust Inverse Certificates	7.532	12/1/27	16,913,113
23,955,000	NY/NJ Port Authority Austin Trust Inverse Certificates	9.353	10/1/30	25,352,056
1,900,000	NYC GO ROLs	10.334	8/1/35	1,915,922
3,665,000	NYC GO ROLs	9.424	8/1/30	3,693,734
5,000,000	NYC GO ROLs	19.072	3/1/21	7,681,000
2,500,000	NYC GO ROLs[3]	18.478	10/1/34	3,759,000
1,225,000	NYC HDC, Series B-1 ROLs	9.532	11/1/27	1,317,965
1,500,000	NYC HDC, Series B-1 ROLs	9.637	11/1/32	1,551,150
1,375,000	NYC HDC, Series C ROLs	9.384	11/1/26	1,387,540
4,180,000	NYC HDC, Series C ROLs	9.642	5/1/40	4,200,984
2,730,000	NYC HDC, Series C-1 ROLs	21.003	11/1/46	3,415,448
775,000	NYC HDC, Series C-1 ROLs	20.150	11/1/34	1,064,563
710,000	NYC HDC, Series C-1 ROLs	20.415	11/1/39	886,336
4,015,000	NYC HDC, Series J-2-C ROLs	9.794	11/1/40	4,137,337
1,750,000	NYC HDC, Series K ROLs	9.384	11/1/37	1,758,190
2,340,000	NYC HDC, Series L ROLs	9.494	11/1/39	2,351,372
10,955,000	NYC Hsg. Devel. Corp. (Multifamily Hsg.) ROLs[3]	13.033	5/1/49	11,441,292
5,395,000	NYC Municipal Water Finance Authority[3]	19.990	6/15/43	8,989,850
7,935,000	NYC Municipal Water Finance Authority ROLs	19.761	6/15/43	13,519,494
3,750,000	NYC Transitional Finance Authority (Building Aid) ROLs[3]	19.512	7/15/37	5,737,500
6,250,000	NYC Transitional Finance Authority (Building Aid) ROLs[3]	18.498	7/15/37	8,892,500
10,170,000	NYC Transitional Finance Authority (Future Tax) ROLs[3]	9.527	2/1/30	12,947,529
7,500,000	NYC Transitional Finance Authority (Future Tax) ROLs[3]	9.529	5/1/34	9,395,550

61       OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1] (Continued)	Coupon Rate[2]	Maturity Date	Value
$ 8,205,000	NYS DA (Memorial Sloan-Kettering) ROLs	10.396%	7/1/35	$8,884,046
5,265,000	NYS DA (Vassar College) ROLs	10.394	7/1/46	6,085,287
3,980,000	NYS DA ROLs[3]	18.472	3/15/34	6,011,511
3,410,000	NYS HFA ROLs[3]	15.113	11/1/45	3,624,625
15,585,000	NYS Liberty Devel. Corp. (One Bryant Park) ROLs	21.014	1/15/46	23,477,712
3,750,000	Port Authority NY/NJ ROLs[3]	22.163	9/15/28	5,471,700
3,580,000	Port Authority NY/NJ, 11588th Series ROLs[3]	15.984	10/15/28	4,268,864
5,500,000	Port Authority NY/NJ, 11588th Series ROLs[3]	16.922	10/15/32	6,379,560
4,895,000	Port Authority NY/NJ, 11588th Series ROLs[3]	16.912	10/15/27	5,934,992
9,090,000	Port Authority NY/NJ, 11589th Series ROLs[3]	12.531	9/1/29	9,227,350
3,335,000	Port Authority NY/NJ, 151st Series ROLs	16.035	3/15/35	4,319,592
6,860,000	Port Authority NY/NJ, 152nd Series ROLs	9.884	5/1/38	8,053,709
28,970,000	Port Authority NY/NJ, 152nd Series ROLs	10.620	11/1/35	34,361,027
20,000,000	Port Authority NY/NJ, 152nd Series ROLs	9.909	11/1/35	23,481,600
7,500,000	Port Authority NY/NJ, 152nd Series ROLs	16.132	11/1/30	9,913,350
5,060,000	Port Authority NY/NJ, 163rd Series ROLs	17.767	7/15/39	7,191,070
10,755,000	Port Authority NY/NJ, 166th Series	9.340	1/15/41	12,867,282
7,500,000	Port Authority NY/NJ, 3249th Series ROLs[3]	10.036	7/15/36	9,341,400
7,650,000	Port Authority NY/NJ, 3264th Series ROLs[3]	9.529	10/15/31	9,795,366
3,580,000	SONYMA ROLs[3]	9.167	10/1/37	3,844,490
10,975,000	SONYMA ROLs[3]	8.781	10/1/31	11,009,242
5,055,000	SONYMA ROLs[3]	8.856	10/1/37	5,073,906

				$394,807,787

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $504,905,000 or 7.77% of its total assets as of June 30, 2015.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets

62       OPPENHEIMER ROCHESTER FUND MUNICIPALS

4. Investments and Risks (Continued)

may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2015 is as follows:

Cost	$7,378,500
Market Value	$5,766,149
Market Value as % of Net Assets	0.10%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of June 30, 2015, securities with an aggregate market value of $102,223,690, representing 1.75% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	16,788,931	$257,971,360	31,683,554	$476,983,511
Dividends and/or distributions reinvested	8,827,048	135,407,066	16,705,729	252,679,034
Redeemed	(30,194,986)	(458,926,114)	(69,092,179)	(1,039,890,212)

Net decrease	(4,579,007)	$(65,547,688)	(20,702,896)	$(310,227,667)

63       OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class B
Sold	24,777	$383,643	43,878	$657,773
Dividends and/or distributions reinvested	43,149	661,502	108,724	1,640,072
Redeemed	(487,666)	(7,489,512)	(1,288,623)	(19,333,294)

Net decrease	(419,740)	$(6,444,367)	(1,136,021)	$(17,035,449)

Class C
Sold	3,918,171	$60,068,206	8,761,290	$132,087,145
Dividends and/or distributions reinvested	1,460,524	22,351,264	2,358,181	35,590,667
Redeemed	(4,818,652)	(73,354,353)	(12,666,824)	(190,151,872)

Net increase (decrease)	560,043	$9,065,117	(1,547,353)	$(22,474,060)

Class Y
Sold	2,762,659	$42,390,717	8,017,322	$121,187,234
Dividends and/or distributions reinvested	439,675	6,743,951	657,001	9,949,739
Redeemed	(3,301,340)	(50,155,134)	(5,386,374)	(81,294,522)

Net increase (decrease)	(99,006)	$(1,020,466)	3,287,949	$49,842,451

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended June 30, 2015 were as follows:

	Purchases	Sales

Investment securities	$676,772,113	$785,581,475

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.54%
Next $150 million	0.52
Next $1.75 billion	0.47
Next $3 billion	0.46
Next $3 billion	0.45
Next $6 billion	0.44
Over $14 billion	0.42

The Fund’s effective management fee for the six months ended June 30, 2015 was 0.46% of average annual net assets before any applicable waivers.

64       OPPENHEIMER ROCHESTER FUND MUNICIPALS

7. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended June 30, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$16,864
Payments Made to Retired Trustees	179,069
Accumulated Liability as of June 30, 2015	891,202

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the

65       OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

June 30, 2015	$402,575	$56,919	$17,654	$22,910

66       OPPENHEIMER ROCHESTER FUND MUNICIPALS

8. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1856% as of June 30, 2015). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended June 30, 2015 equal 0.03% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of June 30, 2015, the Fund had borrowings outstanding at an interest rate of 0.1856%. Details of the borrowings for the six months ended June 30, 2015 are as follows:

67       OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Borrowings and Other Financing (Continued)

Average Daily Loan Balance	$3,607,735
Average Daily Interest Rate	0.173%
Fees Paid	$1,744,256
Interest Paid	$3,641

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended June 30, 2015 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended June 30, 2015.

68       OPPENHEIMER ROCHESTER FUND MUNICIPALS

8. Borrowings and Other Financing (Continued)

Details of reverse repurchase agreement transactions for the six months ended June 30, 2015 are as follows:

Fees Paid	$345,537

9. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. ( “OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in the California Fund Suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. OFI and OFDI believe the California Fund Suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the California Fund Suit; and that no estimate can yet be made as to the amount or range of any potential loss.

69       OPPENHEIMER ROCHESTER FUND MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

70       OPPENHEIMER ROCHESTER FUND MUNICIPALS

OPPENHEIMER ROCHESTER FUND MUNICIPALS

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.

DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

71       OPPENHEIMER ROCHESTER FUND MUNICIPALS

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

72       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

73       OPPENHEIMER ROCHESTER FUND MUNICIPALS

THIS PAGE INTENTIONALLY LEFT BLANK.

74        OPPENHEIMER ROCHESTER FUND MUNICIPALS

THIS PAGE INTENTIONALLY LEFT BLANK.

75        OPPENHEIMER ROCHESTER FUND MUNICIPALS

THIS PAGE INTENTIONALLY LEFT BLANK.

76        OPPENHEIMER ROCHESTER FUND MUNICIPALS

THIS PAGE INTENTIONALLY LEFT BLANK.

77        OPPENHEIMER ROCHESTER FUND MUNICIPALS

THIS PAGE INTENTIONALLY LEFT BLANK.

78        OPPENHEIMER ROCHESTER FUND MUNICIPALS

THIS PAGE INTENTIONALLY LEFT BLANK.

79       OPPENHEIMER ROCHESTER FUND MUNICIPALS

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0365.001.0615 August 27, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Fund Municipals

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	8/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	8/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	8/10/2015